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                                 TRUST INDENTURE

                          dated as of October ___, 2005



                                     between



                            TERMOEMCALI FUNDING CORP.

                                       and

                DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee







                   SENIOR SECURED NOTES DUE DECEMBER 31, 2019








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



CROSS-REFERENCE TABLE*


       Trust Indenture
       Act Section                                                      Indenture Section
        310(a)(1)....................................................           9.9
           (a)(2)....................................................           9.9
           (a)(3)....................................................          N.A.
           (a)(4)....................................................          N.A.
           (a)(5)....................................................           9.9
           (b).......................................................        9.7; 9.9
           (c).......................................................          N.A.
        311(a).......................................................          9.10
           (b).......................................................          9.10
           (c).......................................................          N.A.
        312(a).......................................................          10.2
           (b).......................................................          15.4
           (c).......................................................          15.4
        313(a).......................................................          10.1
           (b)(1)....................................................           7.3
           (b)(2)....................................................        10.1; 9.6
           (c).......................................................     7.3; 10.1;15.3
           (d).......................................................          10.1
        314(a).......................................................  5.2; 5.3; 15.3; 15.6
           (b).......................................................           7.2
           (c)(1)....................................................          15.5
           (c)(2)....................................................          15.5
           (c)(3)....................................................          N.A.
           (d).......................................................      7.3, 7.4, 7.5
           (e).......................................................          15.6
           (f).......................................................       15.5; 15.6
        315(a).......................................................           9.1
           (b).......................................................        9.5,15.3


       Trust Indenture
       Act Section                                                      Indenture Section
           (c).......................................................           9.1
           (d).......................................................           9.1
           (e).......................................................           8.9
        316(a) (last sentence).......................................   1.1 ("Outstanding")
           (a)(1)(A).................................................           8.6
           (a)(1)(B).................................................           8.7
           (a)(2)....................................................          N.A.
           (b).......................................................          8.10
           (c).......................................................          2.12
        317(a)(1)....................................................           8.4
           (a)(2)....................................................           8.4
           (b).......................................................         9.11(c)
        318(a).......................................................          15.2


N.A. means not applicable.
            * THIS CROSS REFERENCE TABLE SHALL NOT BE DEEMED PART OF
                         THE INDENTURE FOR ANY PURPOSE.

                                TABLE OF CONTENTS
                                -----------------

                                                                                  Page
                                                                                  ----


ARTICLE I         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION............3

        Section 1.1       Definitions; Construction..................................3

        Section 1.2       Incorporation by Reference of Trust Indenture Act..........9

        Section 1.3       Acts of Holders............................................9

        Section 1.4       Legal Holidays............................................10

ARTICLE II        THE NOTES.........................................................11

        Section 2.1       Terms of the Senior Secured Notes Due 2019................11

        Section 2.2       Interest, Principal and Maturity Date.....................15

        Section 2.3       Redemption................................................16

        Section 2.4       Form of Trustee's Authentication..........................18

        Section 2.5       Amount; Limitations on Issuance...........................18

        Section 2.6       Authentication and Delivery of Notes......................18

        Section 2.7       Form and Denominations....................................19

        Section 2.8       Execution of Notes........................................20

        Section 2.9       Temporary Notes...........................................20

        Section 2.10      Registration, Transfer and Exchange.......................20

        Section 2.11      Mutilated, Destroyed, Lost and Stolen Notes...............21

        Section 2.12      Payment of Principal and Interest; Principal and Interest
                          Rights Preserved..........................................22

        Section 2.13      Persons Deemed Owners.....................................23

        Section 2.14      Cancellation..............................................23

        Section 2.15      Dating of Notes; Computation of Interest..................24

        Section 2.16      Source of Payments Limited................................24

        Section 2.17      Parity of Notes...........................................24

        Section 2.18      Allocation of Principal and Interest......................24

ARTICLE III       REPRESENTATIONS AND WARRANTIES....................................25

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                                       i
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                                TABLE OF CONTENTS
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                                   (continued)

                                                                                  Page
                                                                                  ----

        Section 3.1       Representations and Warranties............................25

ARTICLE IV        ACCOUNTS AND PROJECT REVENUES.....................................25

        Section 4.1       Establishment of Indenture Account........................25

        Section 4.2       Reserved..................................................25

        Section 4.3       Payments into Note Account................................25

        Section 4.4       Application of Funds in Interest Sub-Account, Principal
                          Sub-Account and Redemption Sub-Account....................25

        Section 4.5       Investment of Monies in the Accounts......................26

        Section 4.6       Monies to be Held in Trust................................26

        Section 4.7       Dominion and Control......................................26

ARTICLE V         COVENANTS.........................................................26

        Section 5.1       Common Agreement Covenants................................26

        Section 5.2       Reports...................................................27

        Section 5.3       Compliance Certificate....................................27

ARTICLE VI        REDEMPTION AND PREPAYMENT OF SECURITIES...........................28

        Section 6.1       Applicability of Article..................................28

        Section 6.2       Election to Redeem or Prepay; Notice to Trustee...........28

        Section 6.3       Optional Redemption; Mandatory Redemption; Prepayment;
                          Selection of Notes to Be Redeemed or Prepaid..............28

        Section 6.4       Notice of Redemption or Prepayment........................29

        Section 6.5       Notes Payable on Redemption Date or Prepayment Date.......30

        Section 6.6       Notes Redeemed or Prepaid in Part.........................30

ARTICLE VII       COLLATERAL AND SECURITY...........................................31

        Section 7.1       Collateral................................................31

        Section 7.2       Recording and Opinions....................................31

        Section 7.3       Release of Indenture Collateral...........................32


                                TABLE OF CONTENTS
                                -----------------

                                   (continued)

                                                                                  Page
                                                                                  ----

        Section 7.4       Certificates of Funding Corp..............................33

        Section 7.5       Certificates of Trustee...................................33

        Section 7.6       Authorization of Actions to be Taken by the Trustee.......33

        Section 7.7       Authorization of Receipt of Funds by Trustee..............34

        Section 7.8       Termination of Security Interests.........................34

ARTICLE VIII      EVENTS OF DEFAULT; REMEDIES.......................................34

        Section 8.1       Events of Default.........................................34

        Section 8.2       Enforcement of Remedies...................................34

        Section 8.3       Specific Remedies.........................................36

        Section 8.4       Judicial Proceedings Instituted by Trustee................36

        Section 8.5       Holders May Demand Enforcement of Rights by Trustee.......38

        Section 8.6       Control by Holders........................................39

        Section 8.7       Waiver of Past Defaults...................................39

        Section 8.8       Holder May Not Bring Suit Except Under Certain
                          Conditions................................................39

        Section 8.9       Undertaking to Pay Court Costs............................40

        Section 8.10      Right of Holders to Receive Payment Not to Be Impaired....40

        Section 8.11      Application of Monies Collected by Trustee................40

        Section 8.12      Notes Held by Certain Persons Not to Share in
                          Distribution..............................................41

        Section 8.13      Waiver of Appraisement, Valuation, Stay, Right to
                          Marshalling...............................................41

        Section 8.14      Remedies Cumulative; Delay or Omission Not a Waiver.......42

        Section 8.15      The Collateral Agency Agreement...........................42

ARTICLE IX        THE TRUSTEE.......................................................42


                                TABLE OF CONTENTS
                                -----------------

                                   (continued)

                                                                                  Page
                                                                                  ----

        Section 9.1       Duties of Trustee.........................................42

        Section 9.2       Rights of Trustee.........................................44

        Section 9.3       Individual Rights of Trustee..............................45

        Section 9.4       Trustee's Disclaimer......................................44

        Section 9.5       Notice of Defaults........................................45

        Section 9.6       Compensation and Indemnity................................45

        Section 9.7       Replacement of Trustee....................................46

        Section 9.8       Successor Trustee by Merger, etc..........................47

        Section 9.9       Eligibility; Disqualification.............................47

        Section 9.10      Preferential Collection of Claims Against Funding Corp....48

        Section 9.11      Maintenance of Offices and Agencies.......................48

        Section 9.12      Taxes.....................................................50

        Section 9.13      Funds May Be Held by Trustee or Paying Agent;
                          Investments...............................................50

ARTICLE X         HOLDERS' LISTS AND REPORTS........................................51

        Section 10.1      Reports by Trustee to Holders of the Notes................51

        Section 10.2      Holder Lists..............................................51

ARTICLE XI        SUPPLEMENTAL INDENTURES...........................................52

        Section 11.1      Supplements and Amendments to Financing
                          Documents Without Consent of Holders......................52

        Section 11.2      Supplemental Indenture with Consent of Holders............53

        Section 11.3      Documents Affecting Immunity or Indemnity.................54

        Section 11.4      Execution of Supplemental Indentures......................54

        Section 11.5      Effect of Supplemental Indentures.........................54

        Section 11.6      Reference in Notes to Supplemental Indentures.............54

        Section 11.7      Compliance with Trust Indenture Act.......................54

ARTICLE XII       SATISFACTION AND DISCHARGE........................................55


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                                TABLE OF CONTENTS
                                -----------------

                                   (continued)

                                                                                  Page
                                                                                  ----

        Section 12.1      Satisfaction and Discharge of Notes.......................55

        Section 12.2      Satisfaction and Discharge of Indenture...................56

        Section 12.3      Application of Trust Money................................57

ARTICLE XIII      MEETINGS OF HOLDERS OF NOTES ACTION WITHOUT MEETING...............57

        Section 13.1      Purposes for Which Meetings May Be Called.................57

        Section 13.2      Call, Notice and Place of Meetings........................57

        Section 13.3      Persons Entitled to Vote at Meetings......................58

        Section 13.4      Quorum; Action............................................58

        Section 13.5      Attendance at Meetings; Determination of Voting
                          Rights; Conduct of Adjournment of Meetings................59

        Section 13.6      Counting Votes and Recording Action of Meetings...........60

        Section 13.7      Action Without Meeting....................................60

ARTICLE XIV       NONRECOURSE LIABILITY OF FUNDING CORP.............................60

        Section 14.1      No Recourse...............................................60

ARTICLE XV        MISCELLANEOUS.....................................................61

        Section 15.1      Appointment of Luxembourg Agent...........................61

        Section 15.2      Trust Indenture Act Controls..............................61

        Section 15.3      Notices...................................................61

        Section 15.4      Communication by Holders of Notes with Other
                          Holders of Notes..........................................62

        Section 15.5      Certificate and Opinion as to Conditions Precedent........63

        Section 15.6      Statements Required in Certificate or Opinion.............63

        Section 15.7      Form of Documents Delivered to Trustee....................63

        Section 15.8      Rules by Trustee and Agents...............................64

        Section 15.9      No Personal Liability.....................................64

        Section 15.10     Governing Law.............................................64


                                TABLE OF CONTENTS
                                -----------------

                                   (continued)

                                                                                  Page
                                                                                  ----

        Section 15.11     Table of Contents, Headings, etc..........................64

        Section 15.12     Successors and Assigns....................................64

        Section 15.13     Severability Clause.......................................65

        Section 15.14     Benefits of Indenture.....................................65

        Section 15.15     Execution in Counterparts.................................65

        Section 15.16     U.S. Patriot Act..........................................65


                                 TRUST INDENTURE
                                 ---------------



        TRUST INDENTURE, dated as of October ____, 2005 (this "Indenture"), between TERMOEMCALI FUNDING CORP., a Delaware corporation (together with its successors and assigns, "Funding Corp."), its principal place of business and mailing address being c/o Oak Power Services LLC, 275 Grove Street, Suite 2-400, Newton, Massachusetts 02466, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (the "Trustee"), its corporate trust office and mailing address being at 60 Wall Street, New York, NY 10005.


                              W I T N E S S E T H :
                               - - - - - - - - - -

        WHEREAS, TermoEmcali I S.C.A. E.S.P. (the "Company") is a Colombian mixed economy sociedad en comandita por acciones established to develop, construct, start-up, test and operate an approximately 233.8 MW (net)
natural-gas fired power station near Cali, Colombia (the "Facility") on land owned by the Company;

        WHEREAS, Funding Corp. is a company established to provide a portion of the funds necessary to finance the development, construction, start-up, testing and operation by the Company of the Facility;

        WHEREAS, Emcali E.I.C.E. E.S.P. ("Emcali"), an industrial and commercial Colombian state enterprise of the public utility type of the municipal level created by virtue of Acuerdo 050 of 1961, as amended by Acuerdo 082 of 1987, Acuerdo 014 of 1996 and Acuerdo 034 of 1999, all the foregoing issued by the municipal council of the city of Santiago de Cali, Colombia, owns (prior to the restructuring of the debts of the Company) approximately 43% of the Company;

        WHEREAS, Funding Corp. executed and delivered to Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee (in such capacity, the "Original Trustee") an indenture (the "Original Indenture") dated as of April 15, 1997, providing for the issuance from time to time of Securities (as defined in the Original Indenture) to be issued in one or more series;

        WHEREAS, Funding Corp. issued its 10?% Senior Secured Notes Due 2014 in an aggregate principal amount of $165,000,000 (the "Original Notes") pursuant to the First Supplemental Indenture to the Original Indenture, dated as of April 15, 1997 (the "First Supplemental Indenture"), between Funding Corp. and the Original Trustee (the Original Indenture, as supplemented by the First Supplemental Indenture, being hereinafter called the "Existing Indenture");

        WHEREAS, the Company and certain financial institutions (the "LOC Banks") entered into (i) the Project Contract Letter of Credit and Reimbursement Agreement, dated as of February 7, 1997 (the "Contract LOC Agreement"), as amended, among the Company and Dresdner Bank AG, New York Branch, as Project Contract LOC Agent, and (ii) the Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of February 7, 1997 (the "Debt Service LOC Agreement" and together with the Contract LOC Agreement, collectively, the "LOC Agreements"), as amended, among the Company and Dresdner Bank AG, New York Branch, as DSR LOC Issuer and DSR LOC Agent;

        WHEREAS, pursuant to the terms of the Exchange Offer (as hereinafter defined), each of the holders of the Original Notes agreed to participate in the Exchange Offer and to exchange all of its outstanding Original Notes for its pro rata share of the Notes (as hereinafter defined) to be issued to the holders of the Original Notes under this Indenture and certain cash payments;

        WHEREAS, because all holders of Original Notes are participating in the Exchange Offer, the Existing Indenture will be terminated; and

        WHEREAS, pursuant to the terms of the Bank Exchange (as hereinafter defined), each of the LOC Banks, as assignor, agreed to assign its obligations under the LOC Agreements to the Financial Institution, as assignee, in exchange for its pro rata share of the Notes to be issued to the LOC Banks under this Indenture and certain cash payments;

        NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, in consideration of the premises and of the exchange of the Original Notes pursuant to the Exchange Offer and the obligations under the LOC Agreements pursuant to the Bank Exchange, in each case, for the Notes, and in order to secure the payment of the principal of and interest on the Notes and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Notes are secured, Funding Corp. hereby grants, bargains, mortgages, sells, releases, conveys, assigns, transfers, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following:

        All right, title and interest of Funding Corp. in and to the Indenture Account (including any and all monies contained therein or hereafter delivered to the Trustee for deposit therein), including, in each case, all monies received and the right to receive monies thereunder;

        TO HAVE AND TO HOLD all the same with all privileges and appurtenances hereby given, granted, pledged and assigned or agreed or intended so to be, unto the Trustee, and its successors in said trust and to it and its assigns forever;

        IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all Outstanding Notes without any priority of any such Note over any other such Note;

        PROVIDED, HOWEVER, that if, after the right, title and interest of the Trustee in and to the Indenture Account shall have ceased, terminated and become void in accordance with Article XII hereof, and the principal of and interest on the Notes shall have been paid to the Holders thereof, then and in that case this Indenture and the estate and rights hereby granted shall cease, terminate and be void, and the Trustee shall cancel and discharge this Indenture and execute and deliver to Funding Corp. such instruments as Funding Corp. shall require to evidence the discharge hereof; otherwise this Indenture shall be and remain in full force and effect; and

                THE PARTIES HEREBY COVENANT AND AGREE AS FOLLOWS:

                                   ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

        Section  1.1  Definitions;   Construction.  For  all  purposes  of  this
Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) any  capitalized  term  appearing  herein and not  defined in
        Section 1.1 of this Indenture shall have the meaning ascribed to such term in Appendix A to the Common Agreement;

               (2) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

               (3) all references in this Indenture to designated "Schedules," "Exhibits," "Articles," "Sections" and other subdivisions are to the designated Schedules, Exhibits, Articles, Sections and other subdivisions of this Indenture;

               (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

               (5) unless otherwise specified herein or in any Financing Document, all accounting terms used in any Financing Document shall be interpreted, all accounting determinations made pursuant to the terms of any Financing Document shall be made, and all financial statements delivered pursuant to the terms of any Financing Document shall be prepared, in accordance with GAAP.

        "Act" means an act as defined in Section 1.3 of this Indenture.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

        "Agent Members" has the meaning specified in Section 2.1(c)(i) of this Indenture.

        "Authenticating Agent" means any Person acting as Authenticating Agent hereunder pursuant to Section 9.11(b) of this Indenture.

        "Authorized Agent" means any Paying Agent, Authenticating Agent, or Note Registrar or other agent appointed by the Trustee in accordance with this Indenture to perform any function that this Indenture authorizes the Trustee or such agent to perform.

        "Authorized Officer" shall mean, (i) with respect to an entity incorporated in a state of the U.S., the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, any Assistant Vice President, the Treasurer, General Manager, Financial Comptroller, Administrative/Legal Manager or any Assistant Treasurer of such Person at the time being listed as such by the Secretary or any Assistant Secretary of such Person in a certificate of such Secretary or such Assistant Secretary then in the possession of the Collateral Agent, or (ii) in the case of an entity organized under the laws of a jurisdiction outside the U.S., persons who hold an office equivalent to the aforementioned persons and who are duly registered and authorized to act for and on behalf of such entity in accordance with the laws of that jurisdiction.

        "Automatic Acceleration Default" has the meaning specified in Section 8.2(a) of this Indenture.

        "Bank Exchange" means the exchange transaction pursuant to which each of the LOC Banks, as assignor, agreed to assign its rights and obligations under the LOC Agreements to the Financial Institution, as assignee, in exchange for its pro rata share of the Notes to be issued to the LOC Banks under this Indenture and certain cash payments.

        "Bankruptcy Law" means Title 11, U.S. Code or any similar federal, state or foreign law for the relief of debtors.

        "Board of Directors" shall mean, (i) when used with respect to an entity incorporated in a state of the U.S., either the board of directors of the entity, or any committee of that board, duly authorized to act for it hereunder, and (ii) when used with respect to an entity organized under the laws of jurisdiction outside the U.S., an equivalent meaning to the aforementioned meaning, in each case.

        "Cash Surplus Redemption Amount" has the meaning specified in Section 2.3(b)(ii) of this Indenture.

        "Common Agreement" means the Agreement as to Certain Undertakings, Common Representations, Warranties, Covenants and other Terms, dated as of [_________], 2005, among Funding Corp., the Company, Leaseco, the Collateral Agent, the Colombian Security Agent, the Trustee and the Financial Institution.

        "Company" has the meaning specified in the Recitals of this Indenture.

        "Contract LOC Agreement" has the meaning specified in the Recitals of this Indenture.

        "Corporate Trust Office" means the designated corporate trust office of the Trustee at which at any particular time corporate trust business of the Trustee shall be administered, which at the date of this Indenture is 60 Wall Street, New York, NY 10005, or such other office as may be designated by the Trustee to Funding Corp. from time to time.

        "Debt Service LOC Agreement" has the meaning specified in the Recitals of this Indenture.

        "DTC" has the meaning specified in Section 2.1(b)(i) of this Indenture.

        "Emcali" has the meaning specified in the Recitals of this Indenture.

        "Event of Default" has the meaning specified in Section 8.1 of this Indenture.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Exchange Offer" means the exchange offer and consent solicitation described in the Offering Memorandum and Disclosure Statement, dated August 11, 2005, pursuant to which all holders of the Original Notes agreed to participated in such exchange offer and exchange all of its outstanding Original Notes for its pro rata share of the Notes to be issued to the holders of the Original Notes under this Indenture and certain cash payments.

        "Existing Indenture" has the meaning specified in the Recitals of this Indenture.

        "Facility" has the meaning specified in the Recitals of this Indenture.

        "First Supplemental Indenture" has the meaning specified in the Recitals of this Indenture.

        "Funding Corp." has the meaning specified in the Preamble of this Indenture.

        "Funding Corp. Request" or "Funding Corp. Order" means a written request or order signed in the name of Funding Corp. by an Authorized Officer and delivered to the Trustee.

        "Global Notes" has the meaning specified in Section 2.1(b)(i) of this Indenture.

        "Holder" means a Person in whose name a Note is registered in the Note Register.

        "Indenture" means this indenture of trust to be dated as of October ____, 2005 as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into in accordance with the provisions hereof.

        "Indenture Account" means the Note Account (and each sub-account thereof) created pursuant to Section 4.1 of this Indenture.

        "Indenture Collateral" means the Indenture Account and all other property, rights and interests that are or are intended to be subject to the Liens of the Security Documents.

        "Interest Payment Date" means the 15th day of each calendar month, the first date of payment being the first such date after the Closing Date.

        "Interest Sub-Account" means the Interest Sub-Account created pursuant to Section 4.1 of this Indenture.

        "Leaseco" means TermoEmcali Leasing, Ltd. (formerly known as Intergen Colombia Leasing Ltd.), a Cayman Island company.

        "Lien" means, with respect to any asset, rights or interests, any mortgage, lien, pledge, charge, security interest, encumbrance, trust arrangement, judgment, easement, title retention, preferential right or any other security agreement, arrangement or similar right of any kind in respect of such asset, right or interest, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

        "LOC Agreements" has the meaning specified in the Recitals of this Indenture.

        "LOC Banks" has the meaning specified in the Recitals of this Indenture.

        "Luxembourg Agent" has the meaning assigned to such term in Section 15.1 of this Indenture.

        "Notes" has the meaning assigned to such term in Section 2.1(a) of this Indenture.

        "Note Account" means the Note Account created pursuant to Section 4.1 of this Indenture.

        "Note Register" has the meaning specified in Section 2.10 of this Indenture.

        "Note Registrar" means any Person acting as Note Registrar hereunder pursuant to Section 9.11.

        "Notice of Acceleration" has the meaning specified in Section 8.2(b) of this Indenture.

        "Officer's Certificate" means a certificate delivered to the Trustee that has been signed by an Authorized Officer and which satisfies the requirements of Section 15.6 of this Indenture.

        "Opinion of Counsel" means a written opinion of counsel for any Person either expressly referred to herein or otherwise satisfactory to the Trustee which may include, without limitation, counsel for Funding Corp. whether or not such counsel is an employee of Funding Corp. and, in any case, which satisfies the requirements of
Section 15.6 of this Indenture.

        "Original Indenture" has the meaning specified in the Recitals of this Indenture.

        "Original Issue Date" means the date that the Notes are first issued to the Holders in connection with the closing of the Exchange Offer.

        "Original Notes" has the meaning specified in the Recitals of this Indenture.

        "Original Trustee" has the meaning specified in the Recitals of this Indenture.

        "Outstanding" when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

               (i) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Notes or portions thereof deemed to have been paid within the meaning of Section 12.1 of this Indenture; and

               (iii) Notes that have been exchanged for other Notes or Notes in lieu of which other Notes have been authenticated and delivered;

provided, however, that in determining whether the Holders of the requisite principal amount of Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Notes, Notes owned by Funding Corp., the Company, Emcali or Leaseco, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with Funding Corp., the Company, Emcali or Leaseco, as the case may be, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to presence of a quorum, only Notes that a Responsible Officer of the Trustee knows to be so owned shall be so disregarded.

        "Paying Agent" means any Person acting as Paying Agent hereunder pursuant to Section 9.11(b) of this Indenture.

        "Payment Date" has the meaning assigned to such term in the Notes.

        "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

        "Place of Payment" when used with respect to the Notes, means the office or agency maintained pursuant to Section 9.11(a) of this Indenture.

        "Prepayment Date" has the meaning specified in Section 6.2 of this Indenture.

        "Principal Payment Date" means the 15th day of each calendar month, the first date of payment being the first such date after the Closing Date.

        "Principal Sub-Account" means the Principal Sub-Account created pursuant to Section 4.1 of this Indenture.

        "Redemption Date" has the meaning specified in Section 6.2 of this Indenture.

        "Redemption   Sub-Account"  means  the  Redemption  Sub-Account  created pursuant to Section 4.1 of this Indenture.

        "Regular Record Date" for the Stated Maturity of any Note, or for the Stated Maturity of any installment of principal thereof or payment of interest thereon, means the last day of the month (whether or not a Business Day) prior to the next succeeding Stated Maturity.

        "Regulation S" has the meaning specified in Section 2.1(b)(i) of this Indenture.

        "Regulation S Global Note" has the meaning specified in Section 2.1(b)(i) of this Indenture.

        "Responsible Officer" when used with respect to the Trustee, means any officer assigned to the Corporate Trust Office of the Trustee, including any managing director, vice president, assistant vice president or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture and also, with respect for a particular matter, any officer to whom a matter is referred because of such officer's knowledge and familiarity with the particular subject.

        "Restricted Global Note" has the meaning specified in Section 2.1(b)(i) of this Indenture.

        "SEC" means the Securities and Exchange Commission.

        "Senior Secured Notes Due 2019" has the meaning assigned to such term in
Section 2.1(a) of this Indenture.

        "Special Record Date" for the payment of any defaulted principal or interest means a date fixed by the Trustee pursuant to Section 2.12 of this Indenture.

        "Stated Maturity," when used with respect to any Note or any installment of principal thereof or payment of interest thereon, means the date specified in such Note as the fixed date on which such Note or such installment of principal or payment of interest is due and payable.

        "TIA" means the Trust Indenture Act of 1939, as in effect on the date on which this Indenture is qualified under the TIA.

        "Trustee" means Deutsche Bank Trust Company Americas, and any successor Trustee appointed pursuant to the applicable terms and subject to the conditions of this Indenture.

        Section 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

"indenture securities" means the Notes;

"indenture security Holder" means a Holder of a Note;

"indenture to be qualified" means this Indenture;

"indenture trustee" or "institutional trustee" means the Trustee; and

"obligor" on the Notes means Funding Corp. and any successor obligor upon the Notes.

        All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

        Section 1.3 Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders of Notes voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Notes duly called and held in accordance with the provisions of Article XIII, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record, or both, are delivered to the Trustee. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 9.1) conclusive in favor of the Trustee or Funding Corp., as the case may be, if made in the manner provided in this Section 1.3. The record of any meeting of Holders of Notes shall be proved in the manner provided in
Section 13.6.

                (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer, and where such execution is by an officer of a corporation or association or a member of a partnership, on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                (c) The principal amount and serial numbers of Notes held by any Person, and the date or dates of holding the same, shall be proved by the Note Register and the Trustee shall not be affected by notice to the contrary.

                (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Note. (e) Until such time as written instruments shall have been delivered with respect to the requisite percentage of principal amount of Notes for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder of Notes may be revoked with respect to any or all of such Notes by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

                (f) Notes authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If Funding Corp. shall so determine, new Notes so modified as to conform, in the opinion of Funding Corp., to such action may be prepared and executed by Funding Corp. and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

        Section 1.4 Legal Holidays. In any case where the Redemption Date, Prepayment Date or the Stated Maturity of any Note or of any installment of principal thereof or payment of interest thereon, or any date on which any defaulted interest is proposed to be paid, shall not be a Business Day, then (notwithstanding any other provision of this Indenture or such Note) payment of interest and/or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Redemption Date, Prepayment Date or at the Stated Maturity, or on the date on which the defaulted interest is proposed to be paid, and, if such payment is timely made, no interest shall accrue for the period from and after such Redemption Date, Prepayment Date or Stated Maturity, or date for the payment of defaulted interest, as the case may be, to the date of such payment.

                                   ARTICLE II

                                    THE NOTES

        Section 2.1 Terms of the Senior Secured Notes Due 2019.

                (a) There is hereby created one series of Notes of Funding Corp. designated Senior Secured Notes Due 2019, in the aggregate principal amount of $153,707,880 (the "Senior Secured Notes Due 2019," or the "Notes"). Upon delivery of a Funding Corp. Order to the Trustee in accordance with the provisions of Section 2.6 below, the Trustee shall authenticate and deliver the Notes. Such Funding Corp. Order shall specify the amount of the Notes to be authenticated and the date on which such Notes are to be authenticated.

                (b) (i) The Notes issued in the Exchange Offer for the Original Notes evidenced by the "Restricted Global Note" referred to in the Original Indenture, any Notes issued pursuant to the Bank Exchange and any Note thereafter sold in reliance on Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act") will be represented by a single, permanent global note (the "Restricted Global Note") in fully registered form, without coupons, substantially in the form of Exhibit A, which will be deposited with a custodian for, and registered in the name of, The Depository Trust Company ("DTC") or its nominee. The Notes issued in the Exchange Offer for the Original Notes evidenced by the "Regulation S Global Note" referred to in the Original Indenture, any Notes issued pursuant to the Bank Exchange and any Note thereafter sold in reliance on Regulation S ("Regulation S") under the Securities Act will be represented by a single, permanent global note (the "Regulation S Global Note," and, together with the Restricted Global Note, the "Global Notes") in fully registered form, without coupons, substantially in the form of Exhibit B, which will be deposited with a custodian for, and registered in the name of, DTC or its nominee. If issued in certificated definitive form as otherwise provided in the Indenture, the Notes shall be substantially in the form of Exhibit A.

                      (ii) Beneficial interests in the Global Notes (and any Notes issued in exchange therefor) will be subject to certain restrictions on transfer set forth therein and in the Indenture. Beneficial interests in the Restricted Global Note may be transferred to a person who takes delivery in the form of an interest in the Regulation S Global Note only upon receipt by the Trustee of a written certification substantially in the form of Exhibit C hereto from the transferor to the effect that such transfer is being made in accordance with Rule 144A under the Securities Act. Any beneficial interest in the Global Notes that is transferred to a Person who takes delivery in the form of an interest in the other Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

                      (iii) Except in the limited circumstances  described under
        Section 2.1(d) below, beneficial interests in the Global Notes will only be recorded by book-entry and owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of certificates representing the Notes.

                      (iv) The Notes will be issued only in fully registered form, without coupons, in minimum denominations of $100,000 or amounts in excess thereof. No service charge will be made for any registration of transfer or exchange of the Notes, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                (c) (i) Upon the issuance of the Global Notes, DTC or its nominee will credit, on its internal system, the respective principal amount of the individual beneficial interests represented by such Global Notes to the accounts of persons who have accounts with DTC. Such accounts initially will be designated by Funding Corp. in connection with the closing of the Exchange Offer and the Bank Exchange. Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC ("Agent Members") or persons who hold interests through Agent Members. Ownership of beneficial interests in the Global Notes will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC or its nominee (with respect to interests of Agent Members) and the records of Agent Members (with respect to interests of persons other than Agent Members).

                      (ii) So long as DTC or its nominee is the registered owner or Holder of a Global Note, DTC or its nominee, as the case may be, will be considered the sole owner or Holder of the Notes represented by such Global Note for all purposes under the Indenture and under the Notes. No beneficial owner of an interest in a Global Note will be able to transfer that interest except in accordance with DTC's applicable procedures (and, if applicable, the procedures of Euroclear and Cedel) unless Funding Corp. shall issue certificates for the Notes in definitive registered form as under Section 2.1(d) below.

                      (iii) Initially, Holders will hold their interests in the Regulation S Global Note either directly through Euroclear or Cedel, if they are participants in such system, or indirectly through organizations that are participants in such systems. Holders may also hold such interests through organizations other than Euroclear or Cedel that are Agent Members. Euroclear and Cedel will hold interests in the Regulation S Global Note on behalf of their participants through their respective depositories, which in turn will hold such interests in such Regulation S Global Note in customers' securities accounts in the depositories' names on the books of DTC. Holders may hold their interests in the Restricted Global Note directly through DTC if they are Agent Members, or indirectly through organizations that are Agent Members.

                      (iv) All payments of the principal of, and interest and additional amounts on the Global Notes will be made to DTC or its nominees, as the registered owners thereof.

                      (v) Transfers between participants in DTC will be effected in the ordinary way in accordance with DTC rules and will be settled in same-day funds. Transfers between participants in Euroclear and Cedel will be effected in the ordinary way in accordance with their respective rules and operating procedures. Subject to compliance with the transfer restrictions applicable to the Notes, cross-market transfers between DTC, on the one hand, and directly or indirectly through Euroclear or Cedel participants, on the other, will be effected through DTC in accordance with DTC rules on behalf of Euroclear or Cedel, as the case may be by its respective depository.

                (d) If (i) DTC or any successor depository notifies Funding Corp. that it is unwilling or unable to continue as a depository for a Global Note or ceases to be a "clearing agency" registered under the Exchange Act and a successor depository is not appointed by Funding Corp. within 90 days of such notice, or (ii) an Event of Default under the Notes has occurred and is continuing and payment of principal and interest has been accelerated, Funding Corp. shall issue certificates for the Notes in definitive registered form in exchange for the Restricted Global Note and the Regulation S Global Note, as the case may be. In the case of certificates for Notes issued in exchange for the Restricted Global Note, such certificates will bear the following legend:

                      "THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ANY EVENT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE IN NEW YORK CITY.

                      EACH HOLDER OF THIS NOTE REPRESENTS TO TERMOEMCALI FUNDING CORP. ("FUNDING CORP.") THAT (A) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (WITHOUT THE CONSENT OF FUNDING CORP.) OTHER THAN (I) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (II) IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (III) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, (IV) PURSUANT TO

        ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; PROVIDED THAT ANY TRANSFER PURSUANT TO CLAUSES (III) AND (IV) ABOVE ARE SUBJECT TO THE RECEIPT BY FUNDING CORP. OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO FUNDING CORP. THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

        THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF A NOTICE TO INVESTORS (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE)."

                      The holder of a certificated definitive registered Note may transfer such Note in whole or part by surrendering it at the Corporate Trust Office of the Trustee, or at the office of the Luxembourg Agent in Luxembourg. Upon the transfer, exchange or replacement of definitive Notes bearing the foregoing legend, or upon specific request for removal of such legend on a definitive Note, Funding Corp. will deliver only definitive Notes that bear such legend, or will refuse to remove such legend, as the case may be, unless there is delivered to Funding Corp. such satisfactory evidence, which may include an opinion of counsel, as may reasonably be required by Funding Corp. that neither the legend nor the restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act.

                      In case any definitive Note shall become mutilated, destroyed, lost or stolen, Funding Corp. will execute, and, upon Funding Corp.'s request, the Trustee or the Luxembourg Agent will authenticate and deliver, a new definitive Note, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication and bearing interest from the last date for which interest has been paid on such Note, in exchange and substitution for such Note (upon surrender and cancellation thereof) or in lieu of and substitution for such Note. In each case where a Note is mutilated, destroyed, lost or, stolen, the applicant for a substitute Note shall furnish Funding Corp. and either the Trustee or the Luxembourg Agent such security or indemnity as may be required by them to save each of them harmless, and satisfactory evidence of the mutilation, destruction, loss or theft of such Note. Upon the issuance of any substituted Note, Funding Corp. may require the payment by the registered holder thereof of a sum sufficient to cover a reasonable charge and expenses connected therewith. If the Holder of a certificated definitive registered Note transfers a partial interest in such Note, Funding Corp. will issue such Holder a new Note representing the amount of the original Note that has not been transferred.

                (e) Where the Indenture provides for notice to Holders of any event, such notice shall be sufficiently given if in writing and mailed, first-class postage prepaid, to each Holder, at its address as it appears in the Note Register and, for so long as the Notes are listed on the Luxembourg Stock Exchange, when published in a daily newspaper of general circulation in Luxembourg.

                (f) Any Note in certificated definitive form sold pursuant to Regulation S that is to be redeemed or prepaid only in part shall be surrendered at the office of the Luxembourg Agent.

                (g) In the event of an early redemption or Event of Default, payment of principal of Notes in certificated definitive form sold pursuant to Regulation S will be made upon surrender of such Notes at the office of the Luxembourg Agent.

                (h) Copies of the Indenture, the Security Documents, the Emcali Guarantees, the other Financing Documents, the Annual Operating Budget, the bylaws of the Company and Funding Corp., the articles of association of Leaseco and the most recent annual audited financial statements of the Company and Leaseco, along with the unaudited interim financial statements of the Company and Leaseco for the first, second and third quarters of the most recent fiscal year, will be available in English, for so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, at the office of the Luxembourg Agent in the City of Luxembourg, and, so long as any Notes are outstanding, at the Corporate Trust Office of the Trustee.

                (i) Each Note shall have and be subject to such other terms as are provided in this Indenture.

        Section 2.2 Interest, Principal and Maturity Date.

                (a) Each Note created hereby shall bear interest on the unpaid principal amount thereof (and, in the case of a Default or Event of Default, on any overdue amounts thereunder) from time to time outstanding from the first day of the month in which the Closing Date occurs until such amount is paid in full at the rate of interest set forth in the form of the Notes attached hereto. Interest on each Note will be payable monthly in arrears to the person in whose name such Note is registered at the close of business on the Regular Record Date applicable to the payment of such interest on the Notes. The outstanding principal amount of the Notes and interest on each Note shall be due and payable in installments of principal and interest on the fifteenth
        (15th) calendar day of each calendar month, commencing on the first such date following the Closing Date, in the amounts set forth in the form of the Notes attached hereto.

                (b) Principal of, and interest on, the Notes will be payable at the- principal Corporate Trust Office of the Trustee (which shall be the principal paying agent for the Notes) in the Borough of Manhattan, The City of New York or at the office of the Luxembourg Agent in Luxembourg. Payment of principal of and interest on each Note shall be made by check mailed to the holder at his registered address or otherwise as provided in this Indenture except that the final payment of principal of any Note shall be made upon presentation and surrender of such Note at the Corporate Trust Office of the Trustee or at the office of the Luxembourg Agent in Luxembourg. Upon application by a record Holder of at least $1,000,000 in aggregate principal amount of the Notes to the Trustee not later than 15 days prior to the applicable Payment Date, such record holder may receive payment on the Notes by wire transfer to a U.S. dollar account maintained by such record holder with a bank in The City of New York or in Europe.

                (c) If any payment on a Note is due on a day that is a day on which banks in The City of New York, Luxembourg or Bogota, Colombia are authorized or required to close, then such payment may be made on the next succeeding day that is not a day on which commercial banks in The City of New York, Luxembourg or Bogota, Colombia are authorized or required to close and no interest shall accrue on the amount of such payment for the period after the specified payment date.

                (d) Each Note shall mature on December 31, 2019.

        Section 2.3    Redemption.

                (a) Optional Redemption. Funding Corp. shall have the option to redeem the Notes pursuant to this Section 2.3(a) at any time in whole or in part at 100% of the outstanding principal amount, plus accrued and unpaid interest to and including the date of redemption. Notes that are subject to redemption pursuant to this Section 2.3(a) shall be redeemed in accordance with their terms and in accordance with this Section 2.3(a) and Article VI of this Indenture.

               All proceeds received by the Trustee from the Collateral Agent pursuant to the Collateral Agency Agreement with respect to an optional redemption of the Notes under this Section 2.3(a) shall be deposited into the Redemption Sub-Account and applied by the Trustee to the redemption of the Notes within 10 days after the receipt by the Trustee of such proceeds from the Collateral Agent. The Trustee shall apply all proceeds received in respect of an optional redemption of the Notes under this Section 2.3(a) to the remaining monthly installments of the Notes on a pro rata basis among all such remaining installments.

                (b) Mandatory Redemption. The Notes are subject to mandatory redemption in accordance with and on the terms set forth in Section 6.3 of this Indenture and as follows:

                        (i) Initial Redemption. Within ten (10) Business Days after the Closing Date, Funding Corp. shall redeem $11,592,020(1) principal amount of the Notes at a redemption price equal to 100% of the principal amount thereof. Such principal amount shall be applied to the Outstanding Notes on a pro rata basis and shall not affect the amount of any subsequent monthly installment payment due under this Indenture or the Notes.

                        (ii) Cash Surplus for Prepayment under the Emcali Debt Restructuring Agreement. The Notes shall be redeemed prior to maturity, in whole or in part, on May 5 and November 5 of each year (each a "Cash Surplus Redemption Date"), commencing with November 5, 2005, at a redemption price equal to the principal amount of the Notes to be redeemed together with interest accrued thereon through the Redemption Date, from proceeds received by the
Trustee from Funding Corp. or the Collateral Agent for deposit into the Redemption Sub-Account in respect of the Cash Surplus for Prepayment received by the Company under the Emcali Debt Restructuring Agreement. Except to the extent that a portion of any Cash Surplus Redemption Amount may be applied to the Arrears Obligations as described below, Funding Corp. shall make each such redemption in an amount equal to 100% of the Cash Surplus for Prepayment amount received by the Company under the Tranche E Debt as described in the Emcali Debt Restructuring Agreement (the "Cash Surplus Redemption Amount") for the semi-annual periods ending June 30 and December 31 of each year, such payments to be made to the Trustee promptly upon receipt by the Company of any such Cash Surplus Redemption Amount. The Trustee shall deposit any Cash Surplus Redemption Amounts received by it into the Redemption Sub-Account. Except to the extent that a portion of any Cash Surplus Redemption Amount may be applied to the Arrears Obligations as described below, any Cash Surplus Redemption Amount received by the Trustee shall be applied by the Trustee to the redemption of the Notes pursuant to this Section 2.3(b)(ii) in accordance with the following schedule: (A) in the case of a Cash Surplus Redemption Amount for the period ending June 30 of any year, on November 5 of such year, or (B) in the case of a Cash Surplus Redemption Amount for the period ending December 31 of any year, on May 5 of the following year. In connection with each such Cash Surplus Redemption Amount, the Company shall certify to the Trustee as to whether, based upon application of prepayments required under the Emcali Debt Restructuring Agreement, such Cash Surplus Redemption Amount is to be applied by the Trustee to (X) to the remaining monthly installments of the Notes in the inverse order of maturity, or (Y) first, to not more than the six monthly installments of the Notes next following the applicable Cash Surplus Redemption Date, and then, the remainder (if any), to the remaining monthly installments of the Notes in the inverse order of maturity. If any Cash Surplus Redemption Amount is applied in accordance with clause (X) of the immediately

--------------------

(1) This initial redemption amount assumes that (i) 100% of the outstanding Original Notes and the obligations under the LOC Agreements are exchanged for the Notes pursuant to the Exchange Offer and the Bank Exchange, (ii) a closing of the Exchange Offer and the Bank Exchange on September 9, 2005 and (iii) no additional payments are made in the Emcali Exclusive Sub-Account after August 5, 2005. This amount will need to be adjusted in the event that these assumptions are not correct.

preceding sentence, the Company will include in its certification an updated schedule of remaining monthly installments of the Notes after giving effect to the applicable prepayment. If any Cash Surplus Redemption Amount is applied in accordance with clause (Y) of such sentence, the Company will include in its certification an updated schedule of remaining monthly installments of the Notes after giving effect to the applicable prepayment and an identification of the corresponding monthly installments to be made in respect of the Arrears Obligations for the same period described in subclause "first" of such clause
(Y) and, in accordance with the Collateral Agency Agreement, such amounts shall be held by the Collateral Agent for application, subject to the Subordination Agreements, to the Arrears Obligations as and when each monthly installment on the Arrears Obligations for such period shall become due and payable. Based on such certification, the Trustee shall apply such Cash Surplus Redemption Amount to the Notes as indicated on such certification and shall notify the Holders of such application and provide an updated schedule of remaining monthly installments of the Notes based on the Company's certification. All Cash Surplus Redemption Amounts applied to the Outstanding Notes shall be applied to all of the Outstanding Notes on a pro rata basis. Notes that are subject to redemption pursuant to this Section 2.3(b)(ii) shall be redeemed in accordance with their terms and in accordance with this Section 2.3(b)(ii) and Article VI of this Indenture.

        Section 2.4 Form of Trustee's Authentication. The Trustee's certificate of authentication on all Notes shall be in substantially the following form:

                This   Note   is   one  of  the   Notes   referred   to  in  the
        within-mentioned Indenture.


                                              [ ] as Trustee

                                               By ______________________
                                                  Authorized Officer

        Section 2.5 Amount; Limitations on Issuance. The aggregate principal amount of Notes outstanding at any time may not exceed the aggregate amount of Notes authenticated for original issuance by Funding Corp. pursuant to all Funding Corp. Orders, except as provided in Section 2.11 hereof. The Notes shall be issued in one series.

        Section 2.6 Authentication and Delivery of Notes. Subject to Section 2.5, at the time of the execution and delivery of this Indenture, Funding Corp. shall deliver Notes executed by Funding Corp. to the Trustee for authentication, together with a Funding Corp. Order for the authentication and delivery of such Notes, and the Trustee shall thereupon authenticate and make available for delivery such Notes in accordance with such Funding Corp. Order without any further action by Funding Corp. No Note shall be secured by or entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication, in the form provided for herein, executed by the Trustee by the manual signature of one of its Responsible Officers or any Authorized Officer, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. In authenticating such Notes and accepting the additional responsibilities under this Indenture in relation to such Notes, the Trustee shall be entitled to receive, and (subject to Section 9.1) shall be fully protected in relying upon:

                (a) an Officer's Certificate of Funding Corp. (i) certifying as to resolutions of the Board of Directors of Funding Corp. authorizing this Indenture and the Notes, (ii) certifying that all conditions precedent under this Indenture to the Trustee's authentication and delivery of the Notes have been complied with, and (iii) certifying as to the incumbency of the persons named in such certificate;

                (b) an Opinion of Counsel to the effect that (i) the Indenture and the Notes have been duly authorized, executed and delivered by Funding Corp., and (ii) the Notes, when authenticated and made available for delivery by the Trustee and issued by Funding Corp. in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of Funding Corp., enforceable against Funding Corp. in accordance with their terms, except as (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights and remedies generally, and (B) is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law); and

                (c) such other documents and evidence with respect to Funding Corp. as the Trustee may reasonably request.

        Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by Funding Corp., Funding Corp. shall deliver such Note to the Trustee for cancellation as provided in
Section 2.14 together with a written statement (which need not comply with Section 15.6 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by Funding Corp., and thereafter for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never have been or be entitled to the benefits hereof.

        Section 2.7 Form and Denominations. Except to the extent they are in book-entry form, the Notes shall be in registered form and may have such letters, numbers or other marks of identification and such legends or endorsements printed, lithographed, engraved, typewritten or photocopied thereon, as may be required to comply with the rules of any securities exchange (if any) upon which the Notes are to be listed or to conform to any usage in respect thereof, or as may, consistently herewith, be prescribed by the Board of Directors of Funding Corp. or by the officers executing such Notes, such determination by said officers to be evidenced by their signing the Notes.

        The definitive Notes shall be printed, lithographed, engraved, typewritten, photocopied or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

        All Notes shall be substantially identical except as to denomination and except as may otherwise be provided herein.

        All Notes in book-entry form shall comply with the requirements of the clearing corporation or clearing agency with whom the registered form of such Note will be deposited.

        Section 2.8 Execution of Notes. The Notes shall be executed on behalf of Funding Corp. by its President or its Secretary, with or without its corporate seal reproduced thereon. The signature of any such officers on the Notes may be manual or facsimile.

        Notes bearing the manual or facsimile signatures of individuals who were at the time such signatures were affixed the proper officers of Funding Corp. shall bind Funding Corp. notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

        Section 2.9 Temporary Notes. Pending the preparation of definitive Notes, Funding Corp. may execute, and upon a Funding Corp. Order, the Trustee shall authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

        If temporary Notes are issued, Funding Corp. will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable, for definitive Notes upon surrender of the temporary Notes at the Corporate Trust Office of the Trustee or at the Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, Funding Corp. shall execute and the Trustee shall authenticate and make available for delivery, in exchange therefor, definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

        Section 2.10 Registration, Transfer and Exchange. The Trustee shall cause to be kept at the Corporate Trust Office a register in which, subject to such reasonable regulations as Funding Corp. may prescribe, Funding Corp. shall provide for the registration of Notes and for the registration of transfers and exchanges of Notes. This register and, if there shall be more than one Note Registrar, the combined registers maintained by all such Note Registrars, are herein sometimes referred to as the "Note Register."

        Upon surrender for registration of transfer of any Notes at the Corporate Trust Office, or at any office or agency maintained for such purpose pursuant to Section

9.11(a), Funding Corp. shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Notes, of authorized denominations and of like tenor and aggregate principal amount.

        At the option of the Holders, Notes may be exchanged for other Notes, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Notes to be exchanged at any office or agency maintained for such purpose pursuant to Section 9.11(a). Whenever any Notes are so surrendered for exchange, Funding Corp. shall execute, and the Trustee or a duly authorized authenticating agent shall authenticate and make available for delivery, the Notes which the Holder making the exchange is entitled to receive.

        All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of Funding Corp. evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

        Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to Funding Corp. and the Note Registrar or any transfer agent, duly executed by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be required of any Holders participating in any transfer or exchange of Notes in respect of such transfer or exchange, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes, other than exchanges pursuant to Section 2.9, 6.6 or 11.6 not involving any transfer.

        The Note Registrar shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption under Section 6.2 and ending at the close of business on the day of such mailing or (ii) to issue, register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note selected for redemption in part.

        Section 2.11 Mutilated, Destroyed, Lost and Stolen Notes. If (a) any mutilated Note is surrendered to the Trustee or Funding Corp. or Funding Corp. and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (b) there is delivered to Funding Corp. and the Trustee evidence to their satisfaction of the ownership and authenticity thereof, and such security or indemnity as may be required by them to save each of them harmless, Funding Corp. shall execute and upon its request the Trustee shall authenticate and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not then outstanding.

        Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, Funding Corp. upon satisfaction of the conditions set forth in clauses (a) and (b) of the immediately preceding paragraph, may, instead of issuing a new Note, pay such Note.

        Upon the issuance of any new Note under this Section 2.11, Funding Corp. may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. If required by the Trustee or Funding Corp., an indemnity bond must be supplied by any Holder that shall be sufficient in the judgment of the Trustee and Funding Corp. to protect Funding Corp., the Trustee and any authenticating agent from any loss that any of them may suffer if a Note is replaced.

        Without prejudice to any rights of Funding Corp. under any indemnity bond or other security provided by any Holders pursuant to this Section 2.11, every new Note issued pursuant to this Section 2.11 in lieu of any mutilated,
destroyed,   lost  or  stolen  Note  shall  constitute  an  original  additional contractual obligation of Funding Corp., whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the security and benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

        The provisions of this Section 2.11 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

        Section 2.12 Payment of Principal and Interest; Principal and Interest Rights Preserved. Principal or interest on any Note that is payable, and is punctually paid or duly provided for, at any Stated Maturity shall be paid to the Person in whose name that Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such principal or interest. Payment of principal of and interest on the Notes shall be made at the Corporate Trust Office of the Trustee or by check or in another manner or manners if so provided in this Indenture.

        Any principal of or interest on any Note that is payable, but is not punctually paid or duly provided for, at any Stated Maturity of an installment of principal or payment of interest shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder to the extent that such defaulted principal or interest may be paid by Funding Corp., at its election in each case, as provided in paragraph (a) or paragraph
(b) below:

                (a) Funding Corp. may elect to make payment of all or any portion of such defaulted principal or interest to the Persons in whose names the Notes (or their respective predecessor Notes) in respect of which principal or interest is in default are registered at the close of business on a Special Record Date for the payment of such defaulted principal or interest, which shall be fixed in the following manner:
        Funding Corp. shall notify the Trustee and the Paying Agent in writing of the amount of defaulted principal or interest proposed to be paid on each Note and the date of the proposed payment, and concurrently there shall be deposited with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted principal or interest or there shall be made arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such defaulted principal or interest as provided in this paragraph. Thereupon Funding Corp. shall fix a Special Record Date for the payment of such defaulted principal or interest (together with other amounts payable with respect to such defaulted principal or interest) which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. Funding Corp. shall promptly notify the Trustee and the Note Registrar of such Special Record Date and shall direct the Note Registrar to immediately provide notice of the proposed payment of such defaulted principal or interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of a Note at his address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted principal or interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted principal or interest shall be paid to the Persons in whose names the Notes (or their respective predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following paragraph (b).

                (b) Funding Corp. may make, or cause to be made, payment of any defaulted principal or interest (together with other amounts payable with respect to such defaulted interest) in any other lawful manner not inconsistent with the requirements of any securities exchange (if any) on which the Notes in respect of which principal or interest is in default may be listed, and upon such notice as may be required by such exchange, if, after notice given by Funding Corp. to the Trustee of the proposed payment pursuant to this paragraph, such payment shall be deemed practicable by the Trustee.

        Subject to the foregoing provisions of this Section 2.12, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note, and each such Note shall bear interest from whatever date shall be necessary so that neither gain nor loss in interest shall result, from such registration of transfer, exchange or replacement.

        Section 2.13 Persons Deemed Owners. Subject to Section 2.12, the Person in whose name any Note is registered shall be deemed to be the owner of such Note for the purpose of receiving payment of principal of and interest on, such Note and for all other purposes whatsoever, whether or not such Note be overdue, regardless of any notice to anyone to the contrary.

        Section 2.14 Cancellation. All Notes surrendered for payment, redemption, credit against any installment payment or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee for cancellation. Funding Corp. may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which Funding Corp. may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be destroyed and certification of their destruction delivered to Funding Corp. unless, by Funding Corp. Request, Funding Corp. otherwise directs. Funding Corp. shall at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company, Leaseco or any Affiliate of any of them (other than Emcali) may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee.

        Section 2.15 Dating of Notes; Computation of Interest. (a) Except as otherwise provided in this Indenture, each Note shall be dated the date of its authentication.

                (b) Except as otherwise provided in this Indenture, interest on the Notes shall be computed on the basis of a 365/366-day year.

        Section 2.16 Source of Payments Limited. Each Holder, by its acceptance of a Note, agrees that recourse for the payment of the Notes shall be limited in accordance with Section 14.1.

        Section 2.17 Parity of Notes. All Notes issued and outstanding hereunder rank on a parity with each other Note and each Note shall be secured equally and ratably by this Indenture and the Security Documents with each other Note, without preference, priority or distinction of any one thereof over any other by reason of difference in time of issuance or otherwise, and each Note shall be entitled to the same benefits and security in this Indenture and the Security Documents as each other Note.

        Section 2.18 Allocation of Principal and Interest. Except as otherwise provided in this Indenture with respect to any payments made on the Closing Date, each payment of principal of and interest on each Note shall be applied, first, to the payment of accrued but unpaid interest on such Note (as well as any interest on overdue principal or, to the extent permitted by applicable Law, overdue interest) to the date of such payment, second, to the payment of the principal amount of such Note then due (including any overdue installment of principal) thereunder, and third, the balance, if any, to the payment of the principal amount of such Note remaining unpaid.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        Section 3.1 Representations and Warranties. Funding Corp. hereby makes for the benefit of the Trustee all of the representations and warranties of Funding Corp. contained in Article IV of the Common Agreement (which representations and warranties are incorporated by reference herein as if fully set forth herein).

                                   ARTICLE IV

                          ACCOUNTS AND PROJECT REVENUES

        Section 4.1 Establishment of Indenture Account. The Note Account is hereby established and created by Funding Corp. in the name of the Trustee.

        The following sub-accounts of the Note Account are hereby established and created with the Trustee:

                      (a) the Interest Sub-Account;

                      (b) the Principal Sub-Account; and

                      (c) the Redemption Sub-Account.

        Section 4.2    Reserved.

        Section 4.3 Payments into Note Account. The Note Account shall be funded
(a) following the Closing Date, from monies transferred by the Collateral Agent under the Collateral Agency Agreement pursuant to the terms thereof, and (b) from monies transferred by the Trustee pursuant to Section 6.3 hereof. The Trustee shall (i) deposit all monies received by it for the payment of interest on the Notes into the Interest Sub-Account for disbursement in accordance with
Section 4.4 of this Indenture, and (ii) deposit all monies received by it for the payment of principal on the Notes (including any monies transferred from the Redemption Sub-Account pursuant to Section 4.4(b)) into the Principal Sub-Account for disbursement in accordance with Section 4.4 of this Indenture.

        Section 4.4 Application of Funds in Interest Sub-Account, Principal Sub-Account and Redemption Sub-Account. (a) The Trustee is hereby authorized and directed to disburse from (i) the Interest Sub-Account of the Note Account, the amount required to pay interest on the Notes when due (whether on an Interest Payment Date or upon call for redemption or by acceleration or otherwise), and
(ii) the Principal Sub-Account of the Note Account, the amount required to pay principal on the Notes when due (whether on a Principal Payment Date or upon call for redemption or by acceleration or otherwise).



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



                (b) The Trustee is hereby authorized and directed to disburse monies from the Redemption Sub-Account, (i) for the redemption of the Notes in accordance with Section 2.3 of this Indenture, and (ii) for the redemption of Notes in accordance with Section 6.3 of this Indenture. The foregoing notwithstanding, the Trustee shall transfer monies remaining in the Redemption Sub-Account for more than one (1) year and not applied to the redemption of Notes pursuant to this Section and
        Section 6.3 to the Principal Sub-Account of the Note Account for application by the Trustee in accordance with Section 4.4(a).

        Section 4.5 Investment of Monies in the Accounts. (a) Amounts deposited in the Note Account (and each sub-account thereof), shall be invested by the Trustee, at the written request and direction of Funding Corp., in Permitted Investments. Such investments shall mature in such amounts and not later than such times as may be necessary to provide monies when needed to make payments from such monies as provided in this Indenture. Net interest or gain received from such investments shall remain in the Note Account, as the case may be, pending application as provided in this Indenture. Absent written instructions from Funding Corp., the Trustee shall invest the amounts held in the Note Account (and each sub-account thereof) in Permitted Investments which are set forth on Schedule 4.5 hereto (which schedule may be updated from time to time upon written instructions delivered by Funding Corp. to the Trustee).

                (b) So long as an outstanding balance shall remain in the Note Account, the Trustee shall provide Funding Corp., the Company and the Independent Engineer with monthly statements showing the amount of all receipts, the net investment income or gain received and collected, all disbursements and the amount then available in the Note Account.

        Section 4.6 Monies to be Held in Trust. All monies required to be deposited with or paid to the Trustee for the account of the Note Account under any provision of this Indenture and all investments made therewith, and all monies of this Indenture and all investments made therewith, and all monies withdrawn from the Note Account and held by the Trustee or any Paying Agent, shall be held by the Trustee or the Paying Agent in trust, and while so held shall be held in trust for the Holders of the Notes.

        Section 4.7 Dominion and Control. Funding Corp. hereby transfers, assigns and sets over all of its right, title and interest in and to all amounts deposited or held in any Indenture Account under this Indenture and grants the Trustee (acting on behalf of the Holders of the Notes) sole dominion and control over such amounts. Funding Corp. shall not have the right to withdraw monies from any Indenture Account hereunder.

                                    ARTICLE V

                                    COVENANTS

        Section 5.1 Common Agreement Covenants. Funding Corp. hereby covenants and agrees that for so long as any Notes are outstanding hereunder, Funding Corp. shall observe and perform all of the covenants of Funding Corp. contained in Article V of the



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



Common Agreement (which covenants are incorporated by reference herein as if fully set forth herein).

        Section 5.2    Reports.

               (a) Funding Corp. shall file with the Trustee and the SEC, and transmit to the Holders, such information, documents and other reports and such summaries thereof, as may be required pursuant to the TIA and the rules and regulations of the SEC at the times and in the manner provided pursuant thereto. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including Funding Corp.'s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates). Funding Corp. shall at all times comply with TIA Section 314(a).

               (b) For so long as any Notes remain outstanding, Funding Corp. shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

               (c) For so long as any Notes remain outstanding, Funding Corp. shall furnish to the Trustee and the Holders the information required to be delivered pursuant to Article V of the Common Agreement.

        Section 5.3    Compliance Certificate.

               (a) Funding Corp. shall furnish to the Trustee, within 120 days after the end of each fiscal year of Funding Corp., an Officer's Certificate (i) as to such Person's knowledge of Funding Corp.'s compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or other requirement of notice provided under this Indenture, and (ii) stating that, to such Authorized Officer's knowledge, no non-compliance has occurred during the preceding fiscal year and no non-compliance exists as of the date of such Officer's Certificate (or if non-compliance has occurred during the preceding fiscal year or exists as of the date of such Officer's Certificate, describing all such non-compliance and what action Funding Corp. is taking or proposes to take with respect thereto).

               (b) So long as any of the Notes are outstanding, Funding Corp. will deliver to the Trustee, forthwith upon any Authorized Officer becoming aware of any such non-compliance, an Officer's Certificate specifying such non-compliance and what action Funding Corp. is taking or proposes to take with respect thereto.



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



                                   ARTICLE VI

                     REDEMPTION AND PREPAYMENT OF SECURITIES

        Section 6.1 Applicability of Article. Notes that are subject to redemption or prepayment before their Stated Maturity (or, if the principal of the Notes is payable in installments, the Stated Maturity of the final installment of the principal thereof) shall be redeemed or prepaid in accordance with their terms and in accordance with Section 2.3 of this Indenture and this
Article VI.

        Section 6.2 Election to Redeem or Prepay; Notice to Trustee. The election of Funding Corp. to redeem or prepay any Notes otherwise than through an installment payment or pursuant to Section 2.3(b) of this Indenture shall be evidenced by a Funding Corp. Order. If Funding Corp. determines or is required to redeem or prepay any Notes, Funding Corp. shall, at least 15 days prior to the date upon which notice of redemption or prepayment is required to be given to the Holders pursuant to Section 6.4 hereof (unless a shorter notice period shall be satisfactory to the Trustee), deliver to the Trustee a Funding Corp. Order specifying the date on which such redemption or prepayment shall occur (the "Redemption Date," or "Prepayment Date," as the case may be) and the principal amount of Notes to be redeemed or prepaid. Upon receipt of any such Funding Corp. Order, the Trustee shall establish a special purpose account into which shall be deposited amounts to be held by the Trustee and applied to the redemption or prepayment of such Notes. In the case of any redemption or prepayment of Notes (a) prior to the expiration of any restriction on such redemption or prepayment provided in the terms of the Notes or elsewhere in this Indenture, or (b) pursuant to an election of Funding Corp. that is subject to a condition specified in the terms of the Notes, Funding Corp. shall furnish the Trustee with an Officer's Certificate and Opinion of Counsel evidencing compliance with such restriction or condition.

        Section 6.3 Optional Redemption; Mandatory Redemption; Prepayment; Selection of Notes to Be Redeemed or Prepaid. (a) The Notes shall be subject to redemption from time to time at the option of Funding Corp. only as provided in Sections 2.3 and 6.3 of this Indenture.

                (b) All Outstanding Notes shall be redeemed prior to maturity, as a whole, at a redemption price equal to the principal amount thereof, together with interest on the principal amount of the Notes accrued through the Redemption Date, if either an Event of Loss or an Event of Eminent Domain shall occur that has been determined in accordance with
        Section 3.1(d) of the Collateral Agency Agreement to render the Project incapable of being rebuilt, repaired or restored to permit operation of the Project. All Casualty Proceeds or Eminent Domain Proceeds, as the case may be, received by the Trustee from the Collateral Agent pursuant to Section 6.1(b) of the Collateral Agency Agreement with respect to such Event of Loss or Event of Eminent Domain, as the case may be, shall be applied by the Trustee to the redemption of the Notes pursuant to this Section 6.3(b). Any redemption pursuant to this Section 6.3(b) shall be made within 90



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



        days after the receipt by the Trustee of the Casualty Proceeds or Eminent Domain Proceeds, as the case may be, from the Collateral Agent.

                (c) The Outstanding Notes shall be redeemed prior to maturity, in part, at a redemption price equal to the principal amount thereof, together with interest on the principal amount of the Notes accrued through the Redemption Date, if either an Event of Loss or an Event of Eminent Domain shall occur that has been determined in accordance with
        Section 3.1(d) of the Collateral Agency Agreement to render a portion of the Project incapable of being rebuilt, repaired or restored, but permits the remaining portion of the Project to be rebuilt, repaired or restored to permit operation of the remaining portion of the Project. The amount (rounded down to the nearest $1,000) received by the Trustee from the Collateral Agent pursuant to Section 6.1 of the Collateral Agency Agreement shall be applied by the Trustee to the redemption of the Notes pursuant to this Section 6.3(c), provided the amount so received is greater than $5,000,000. Any monies received by the Trustee pursuant to this Section 6.3(c) in an amount equal to or less than $5,000,000 shall be transferred to the Redemption Sub-Account of the Note Account. Any redemption pursuant to this Section 6.3(c) shall be made within 90 days after the receipt by the Trustee of such Casualty Proceeds or Eminent Domain Proceeds (other than such proceeds transferred to the Redemption Sub-Account of the Note Account), as the case may be.

                (d) Reserved.

                (e) Except as otherwise specified herein, if less than all the Notes are to be redeemed or prepaid pursuant to Section 6.3(a), the Notes shall be redeemed or prepaid on a pro rata basis in accordance with the outstanding principal amount of the Notes held by each Holder.

                (f) The Trustee shall promptly notify Funding Corp. in writing of the Notes to be redeemed or prepaid and, in the case of any Notes to be redeemed or prepaid in part, the principal amount thereof to be redeemed or prepaid.

                (g) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption or prepayment of Notes shall relate, in the case of any Notes redeemed or prepaid or to be redeemed or prepaid only in part, to the portion of the principal amount of such Notes that has been or is to be redeemed or prepaid.

        Section 6.4 Notice of Redemption or Prepayment. Except in connection with any monthly installment payments or pursuant to Section 2.3(b)(i) of this Indenture (with respect to which a notice of redemption shall not be required) or as otherwise specified in this Indenture, notice of redemption or prepayment shall be given in the manner provided in Section 15.3 to the Holders of Notes to be redeemed or prepaid at least 30 days but not more than 60 days prior to the Redemption Date or Prepayment Date, as the case may be. All notices of redemption or prepayment shall state:



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



                (a) the Redemption Date or Prepayment Date, as the case may be;

                (b) if less than all the Outstanding Notes are to be redeemed or prepaid in whole, the portion of the principal amount of each Note to be redeemed or prepaid in part, and a statement that, on and after the Redemption Date or Prepayment Date, as the case may be, upon surrender of such Note, a new Note or Notes in principal amount equal to the remaining unpaid principal amount thereof will be issued;

                (c) that on the Redemption Date or Prepayment Date, as the case may be, interest thereon will cease to accrue on and after said date; and

                (d) the Place or Places of Payment where such Notes are to be surrendered for payment of the amount in respect of such redemption or prepayment.

        Notice of redemption of Notes to be redeemed at the election of Funding Corp. shall be given by Funding Corp.

        Section 6.5 Notes Payable on Redemption Date or Prepayment Date. Notice of redemption or prepayment, as the case may be, having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Notes or portions thereof so to be redeemed or prepaid shall, on the Redemption Date or Prepayment Date, as the case may be, become due and payable, and from and after such date such Notes or portions thereof shall cease to bear interest. Upon surrender of any such Note for redemption or prepayment in accordance with such notice, an amount in respect of such Note or portion thereof shall be paid as provided therein; provided, however, that any payment of interest on any Note, the Stated Maturity of which payment is on or prior to the Redemption Date or Prepayment Date, as the case may be, shall be payable to the Holder of such Note, registered as such at the close of business on the related Regular Record Date according to the terms of such Note and subject to the provisions of
Section 2.10.

        Section 6.6 Notes Redeemed or Prepaid in Part. Any Note that is to be redeemed or prepaid only in part shall be surrendered at a Place of Payment therefor (with, if Funding Corp. or the Trustee so requires, due endorsement by or a written instrument of transfer in form satisfactory to Funding Corp. and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and Funding Corp. shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the remaining unpaid principal amount of the Note so surrendered.



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                                  ARTICLE VII

                             COLLATERAL AND SECURITY

        Section 7.1 Collateral. The due and punctual payment of the principal of, interest on and other amounts (if any) owing in respect of, the Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on the overdue principal of, interest on and other amounts (if any) owing in respect of, the Notes and performance of all other obligations of Funding Corp. to the Holders of Notes or the Trustee under this Indenture and the Notes, according to the terms hereunder or thereunder, are secured by the Indenture Collateral as provided in this Indenture and in the Security Documents, each of which has been entered into simultaneously with the execution of this Indenture. Each Holder of Notes, by its acceptance thereof, consents and agrees to the terms of each of the Security Documents (including, without limitation, the provisions providing for foreclosure and release of Indenture Collateral), as each may be in effect or may be amended from time to time in accordance with its terms, and authorizes and directs the Collateral Agent to enter into each of the Security Documents and to perform its obligations and exercise its rights thereunder in accordance therewith. Funding Corp. shall deliver to the Trustee copies of all documents delivered to the Collateral Agent pursuant to the Security Documents, and will do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Security Documents, to assure and confirm to the Trustee and the Collateral Agent the security interest in the Indenture Collateral contemplated hereby and by the Security Documents, or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured hereby, according to the intent and purposes herein expressed. Funding Corp. shall take upon request of the Trustee, any and all actions reasonably required to cause the Security Documents to create and maintain, as security for the obligations of Funding Corp. hereunder and under the Notes, a valid and enforceable perfected first priority Lien in and on all the Indenture Collateral, in favor of the Collateral Agent or the Trustee, as the case may be, for the benefit of the Holders of Notes, superior to and prior to the rights of all third Persons and subject to no other Liens other than Permitted Liens.

        Section 7.2 Recording and Opinions. (a) Funding Corp. will furnish to the Trustee promptly after, and in any event within 60 days of, the execution and delivery of this Indenture an Opinion of Counsel either:

                      (i) stating that, in the opinion of such counsel, all action has been taken with respect to the recording, registering and filing of this Indenture, financing statements or other instruments necessary to make effective the Lien intended to be created by the Security Documents, and reciting with respect to the security interests in the Indenture Collateral, the details of such action; or

                      (ii) stating that, in the opinion of such counsel, no such action is necessary to make such Lien effective.



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



        (b) Funding Corp. will furnish to the Collateral Agent and the Trustee on July 1 in each year beginning with July 1, 2006, an Opinion of Counsel, dated as of such date, either:

                      (i) stating that, in the opinion of such counsel, action has been taken with respect to the recording, filing, re-recording, and re-filing of this Indenture, all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien of the Security Documents, and reciting with respect to the security interests in the Indenture Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given; or

                      (ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien and assignment.

        (c) Funding  Corp.  will  otherwise  comply with the  provisions  of TIA
Section 314(b).

        Section 7.3 Release of Indenture Collateral.  (a) Subject to subsections
(b), (c), and (d) of this Section 7.3, Indenture Collateral may be released from the Lien and security interest created hereunder or by the Security Documents at any time or from time to time in accordance with the provisions of the Security Documents or as provided hereby. In addition, upon the request of Funding Corp. pursuant to an Officer's Certificate certifying that all conditions precedent hereunder and under the other Financing Documents have been met (and at the sole cost and expense of Funding Corp.), the Collateral Agent will release Indenture Collateral that is sold, conveyed or disposed of in compliance with the provisions of this Indenture and under the other Financing Documents. Upon receipt of such Officer's Certificate the Collateral Agent shall execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of any Indenture Collateral permitted to be released pursuant to this Indenture or the other Financing Documents.

        (b) No Indenture Collateral may be released from the Lien and security interest created by the Security Documents pursuant to this Indenture and the other Financing Documents unless the certificate required by this Section 7.3 has been delivered to the Collateral Agent.

        (c) At any time when a Default or Event of Default has occurred and is continuing and the maturity of the Notes has been accelerated (whether by declaration or otherwise) and the Trustee has delivered a notice of acceleration to the Collateral Agent, no release of Indenture Collateral pursuant to the provisions of the Security Documents will be effective as against the Holders of Notes.

        (d) The release of any Indenture Collateral from the terms of this Indenture and the Security Documents will not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Indenture Collateral is released pursuant to the terms of the Financing Documents. To the extent applicable, Funding Corp. will cause TIA
Section 313(b),  relating to reports,  and TIA Section  314(d),



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



relating to the release of property or securities from the Lien and security interest of the Security Documents and relating to the substitution therefor of any property or securities to be subjected to the Lien and security interest of the Security Documents, to be complied with. Any certificate or opinion required by TIA Section 314(d) may be made by an Authorized Officer of Funding Corp. except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent Person, which Person will be an independent engineer, appraiser or other expert selected or approved by the Trustee and the Collateral Agent in the exercise of reasonable care.

        Section 7.4 Certificates of Funding Corp. Funding Corp. will furnish to the Trustee and the Collateral Agent, prior to each proposed release of Indenture Collateral pursuant to the Financing Documents:

               (a) all documents required by TIA Section 314(d); and

               (b) an Opinion of Counsel, which may be rendered by internal counsel to Funding Corp., to the effect that such accompanying documents constitute all documents required by TIA Section 314(d).

        The Trustee may, to the extent permitted by Sections 9.1 and 9.2 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such documents and such Opinion of Counsel.

        Section 7.5  Certificates  of Trustee.  In the event that Funding  Corp.
wishes to release Indenture Collateral in accordance with the Financing Documents and has delivered the certificates and documents required by the Financing Documents and Sections 7.3 and 7.4 of this Indenture, the Trustee will determine whether it has received all documentation required by TIA Section 314(d) in connection with such release and, based on such determination and the Opinion of Counsel delivered pursuant to Section 7.4(b), will deliver a certificate to the Collateral Agent setting forth such determination.

        Section 7.6 Authorization of Actions to be Taken by the Trustee. Subject to the provisions of Sections 9.1 and 9.2 hereof, the Trustee may direct, on behalf and at the written direction of the Holders of Notes in accordance with
Section 8.6, the Collateral Agent to, take all actions it deems necessary or appropriate in order to:

               (a) enforce any of the terms of the Security Documents; and

               (b) collect and receive any and all amounts payable in respect of the Obligations of Funding Corp. hereunder.

        The Trustee, at the written direction of the Holders of Notes, will have power to institute and maintain such suits and proceedings to prevent any impairment of the Indenture Collateral by any acts that may be unlawful or in violation of this Indenture or the other Financing Documents, and such suits and proceedings as the Holders of Notes may deem expedient to preserve or protect the interests of the Trustee and/or the Holders of Notes in the Indenture Collateral (including power to institute and maintain suits or



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



proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders of Notes or of the Trustee).

        Section 7.7 Authorization of Receipt of Funds by Trustee. The Trustee is authorized to receive any funds for the benefit of the Holders of Notes distributed under the Security Documents, and to make further distributions of such funds to the Holders of Notes according to the provisions of this Indenture and the other Financing Documents.

        Section 7.8 Termination of Security Interests. Upon the payment in full of all obligations of Funding Corp. under this Indenture and the Notes, the Trustee will, at the request of Funding Corp., deliver a certificate to the Collateral Agent stating that all such obligations have been paid in full, and instruct the Collateral Agent to release the Liens pursuant to this Indenture and the Security Documents.

                                  ARTICLE VIII

                           EVENTS OF DEFAULT; REMEDIES

        Section 8.1 Events of Default. The occurrence of an "Event of Default" under the Common Agreement shall constitute an Event of Default hereunder.

        Section 8.2 Enforcement of Remedies. If one or more Events of Default shall have occurred and be continuing, then:

                (a) in the case of an Event of Default described in Section 6.1(f) or 6.1(g) of the Common Agreement (an "Automatic Acceleration Default"), the entire principal amounts of the Notes Outstanding, all interest accrued and unpaid thereon, and other amounts payable under the Notes and this Indenture, if any, shall automatically become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived; or

                (b) (i) in the case of an Event of Default described in Section 6.1(a) of the Common Agreement, subject to the immediately following sentence, upon the direction of the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes, or (ii) in the case of an Event of Default described in Sections 6.1(b), (c), (d), (e), (h),
        (i), (j), (k), (1), (m), (n), (o) or (p) of the Common Agreement, upon the direction of the Holders of not less than 33 1/3% in aggregate principal amount of the Outstanding Notes, the Trustee shall, by notice to Funding Corp. and the Collateral Agent (a "Notice of Acceleration"), declare the entire principal amounts of the Notes Outstanding, all interest accrued and unpaid thereon, and other amounts payable under the Notes and this Indenture, if any, to be due and payable, whereupon the same shall become due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived. In the event that Funding Corp. fails to pay any principal of or interest on, or any other amounts due in respect of, the Notes or the Original Notes which remain outstanding after the Closing Date within five (5) Business Days of when the same becomes due, the Trustee shall, and each of the Holders hereby authorizes and directs the Trustee to,
        (i) direct the Collateral Agent to make a claim for payment under the Emcali Guarantees in respect of the Company's failure to make the required payments under the Company Loan Agreement and the Lease which correspond with Funding Corp.'s failure to pay such principal, interest or other amounts, all in order to afford Emcali the opportunity to cure such Default; and (ii) delay the Trustee's delivery of a Notice of Acceleration in respect of an Event of Default described in Section 6.1(a) of the Common Agreement until the later of (x) five (5) Business Days after the Collateral Agent makes a claim for payment under the Emcali Guarantees (unless Emcali has cured the corresponding Default prior to such date) or (y) receipt of direction from the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes as described in clause (i) above.

                (c) If an Event of Default occurs and is continuing and is known to the Trustee, the Trustee shall mail to each Holder a notice of the Event of Default within 30 days after the occurrence thereof. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Trustee may withhold the notice to the Holders if a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of Holders.

                (d) Subject to the last sentence of Section 8.2(b), in addition, if the Event of Default described in Section 6.1(a) of the Common Agreement shall have occurred and be continuing, the Trustee may accelerate the maturity of the Notes as provided in clause (b) of
        Section 8.2 notwithstanding the absence of direction from the Holders if in the judgment of the Trustee such action is necessary to protect the interests of the Holders.

                (e) At any time  after the  principal  of the Notes  shall  have become due and payable upon a declared (but not an automatic) acceleration as provided herein, and before any judgment or decree for the payment of the money so due, or any portion thereof, shall be entered, the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes, by written notice to Funding Corp. and the Trustee, may rescind and annul such declaration and its consequences if:

                      (A) there  shall have been paid to or  deposited  with the
               Trustee a sum sufficient to pay

                      (i) all overdue installments of interest on the Notes;

                      (ii) the  principal  of any  Notes  that have  become  due otherwise than by such declaration of acceleration and interest thereon at the respective rates provided in the Notes for late payments of principal;

                      (iii) to the  extent  that  payment  of such  interest  is lawful, interest upon overdue installments of interest at the respective rates provided in the Notes for late payments of interest;

                      (iv) all sums paid or advanced  by the  Trustee  hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel; and

                      (B) all Events of Default,  other than the  non-payment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 8.7.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

        Section 8.3 Specific Remedies. If any Event of Default shall have occurred and be continuing and an acceleration shall have occurred pursuant to
Section 8.2, subject to the provisions of Sections 8.2, 8.5, and 8.6, the Trustee, by such officer or agent as it may appoint, may deliver notice to the Collateral Agent in accordance with the Collateral Agency Agreement requesting that the Collateral Agent sell, without recourse, for cash, or credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Collateral Agent may determine, the Indenture Collateral as an entirety, or in such portions as the Holders of a majority in aggregate principal amount of the Notes then Outstanding shall request by an Act of Holders, at public or private sale.

        Section 8.4 Judicial Proceedings Instituted by Trustee. (a) Trustee May Bring Suit. If an Event of Default specified in Section 6.1(a) of the Common Agreement in respect of Notes occurs and is continuing, then the Trustee shall be authorized to recover judgment in its own name and as trustee of an express trust against Funding Corp. for the whole amount of principal of and interest then due and owing (together with interest on overdue principal and, to the extent lawful, interest) and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                (b) Trustee May Recover Unpaid Indebtedness after Sale of Indenture Collateral. Subject to Sections 2.16, 8.2, 8.5 and 8.6 in the case of a sale of the Indenture Collateral and of the application of the proceeds of such sale and the monies contained in the Indenture Account to the payment of the indebtedness secured by this Indenture, the Trustee, after receiving indemnification or assurance of indemnification for its costs pursuant to Section 9.2(f), in its own name as trustee of an express trust, shall be entitled and empowered, by any appropriate means, legal, equitable or otherwise, to enforce payment of, and to receive all amounts then remaining due and unpaid upon, all or any of the Notes, for the benefit of the Holders thereof, and upon any other portion of the indebtedness remaining unpaid, with interest at the rates specified in the respective Notes on the overdue principal of and (to the extent that payment of such interest is legally enforceable) on the overdue installments of interest.

                (c) Recovery of Judgment Does Not Affect Lien of this Indenture or Other Rights. No recovery of any such judgment or final decree by the Trustee and no levy of any execution under any such judgment upon any of the Indenture Collateral, or upon any other property, shall in any manner or to any extent affect the Lien of this Indenture upon any of the Indenture Collateral, or any rights, powers or remedies of the Trustee, or any liens, rights, powers or remedies of the Holders, but all such liens, rights, powers or remedies shall continue unimpaired as before.

                (d) Trustee May File Proofs of Claim; Appointment of Trustee as Attorney-in-Fact in Judicial Proceedings. Subject to Sections 8.2, 8.5 and 8.6, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand for the payment of overdue principal or interest), shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders (whether such claims be based upon the provisions of the Notes or of this Indenture) allowed in any equity, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relating to Funding Corp. or any obligor on the Notes, the creditors of Funding Corp. or any such obligor, the Indenture Collateral or any other property of Funding Corp. or any such obligor and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 9.6. The Trustee is hereby irrevocably appointed (and the successive respective Holders of the Notes, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders, with authority to (i) make and file in the respective names of the Holders (subject to deduction from any such claims of the amounts of any claims filed by any of the Holders themselves), any claim, proof of claim or amendment thereof, debt, proof of debt or amendment thereof, petition or other document in any such proceedings, and to receive payment of any amounts distributable on account thereof, (ii) execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such Holders, as may be necessary or advisable in order to have the respective claims of the Trustee and of the Holders against Funding Corp. or any such obligor, the Indenture Collateral or any other property of Funding Corp. or any such obligor allowed in any such proceeding, and (iii) receive payment of or on account of such claims and debt; provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan or reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Holder. Any monies collected by the Trustee under this Section shall be applied as provided in Section 8.11.

                (e) Trustee Need Not have Possession of Notes. All proofs of claim, rights of action and rights to assert claims under this Indenture or under any of the Notes may be enforced by the Trustee without the possession of the Notes or the production thereof at any trial or other proceedings instituted by the Trustee. In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes and it shall not be necessary to make any such Holders parties to such proceedings.

                (f) Suit to Be Brought for Ratable Benefit of Holders. Any suit, action or other proceeding at law, in equity or otherwise which shall be instituted by the Trustee under any of the provisions of this Indenture shall be for the equal, ratable and common benefit of all the Holders, subject to the provisions of this Indenture.

                (g) Trustee May Be Restored to Former Position and Rights in Certain Circumstances. In case the Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case Funding Corp. and the Trustee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Trustee shall continue as if no such proceedings had been taken.

        Section 8.5 Holders May Demand Enforcement of Rights by Trustee. If an Event of Default shall have occurred and shall be continuing, the Trustee shall, upon the written request of the Holders of a majority in aggregate principal amount of the Notes then Outstanding and upon the offering of indemnity provided in Section 9.2(f), but subject in all cases to the provisions of Section 8.3, proceed to institute one or more suits, actions or proceedings at law, in equity or otherwise, or take any other appropriate remedy, to enforce payment of the principal of or interest on, the Notes or to foreclose the Lien of this Indenture or to sell the Indenture Collateral under a judgment or decree of a court or courts of competent jurisdiction or under the power of sale herein granted, or take such other appropriate legal, equitable, or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights or powers of the Trustee or the Holders, or, in case such Holders' shall have requested a specific method of enforcement permitted hereunder, in the manner requested, provided that such action shall not be otherwise than in accordance with law and the provisions of this Indenture, and the Trustee, subject to such indemnity provisions, shall have the right to decline to follow any such request if the Trustee in good faith shall determine that the suit, proceeding or exercise of the remedy so requested would involve the Trustee in personal liability or expense.

        Section 8.6 Control by Holders. Subject to Section 5.2 of the Collateral Agency Agreement, the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

        Section 8.7 Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all Notes waive any past default and its consequences except that only the Holders of all Notes affected thereby may waive a Default (a) in the payment of the principal of or interest on, or other amounts due under, any Note then Outstanding, or (b) in respect of a covenant or provision hereof that under
Article XI cannot be modified or amended without the consent of the Holder of each Note Outstanding affected. Upon any such waiver such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

        Section 8.8 Holder May Not Bring Suit Except Under Certain Conditions. A Holder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise for the foreclosure of the Lien of this Indenture, for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

                (a) such Holder previously shall have given written notice to the Trustee of a continuing Event of Default;

                (b) the Holders of at least 25% in aggregate principal amount of the Outstanding Notes shall have requested the Trustee in writing to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in Section 9.2(f);

                (c) the Trustee shall have failed to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity; and

                (d) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of Outstanding Notes.

        It is understood and intended that no one or more of the Holders shall have any right in any manner whatever hereunder or under the Notes to (i) surrender, impair, waive, affect, disturb or prejudice the Lien of this Indenture on any property subject thereto or the rights of the Holders of any other Notes, (ii) obtain or seek to obtain priority or preference over any other such Holder, or (iii) enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all the Holders subject to the provisions of this Indenture.

        Section 8.9 Undertaking to Pay Court Costs. All parties to this Indenture, and each Holder by his acceptance of a Note, shall be deemed to have agreed that any court may in its discretion require, in any suit, action or proceeding for the enforcement of any right or remedy under this Indenture, or in any suit, action or proceeding against the Trustee for any action taken or omitted by it as Trustee hereunder, the filing by any party litigant in such suit, action or proceeding of an undertaking to pay the costs of such suit, action or proceeding, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, action or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 8.9 regarding such agreement by the parties to this Indenture and each Holder shall not apply to (a) any suit, action or proceeding instituted by the Trustee, (b) any suit, action or proceeding instituted by any Holder or group of Holders holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Notes, or (c) any suit, action or proceeding instituted by any Holder for the enforcement of the payment of the principal of or interest on, any of the Notes, on or after the respective due dates expressed therein.

        Section 8.10 Right of Holders to Receive Payment Not to Be Impaired. Anything in this Indenture or in the Collateral Agency Agreement to the contrary notwithstanding, the right of any Holder to receive payment of the principal of and interest on, such Note, on or after the respective due dates expressed in such Note (or, in case of redemption, on the Redemption Date fixed for such Note), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

        Section 8.11 Application of Monies Collected by Trustee. Any money collected or to be applied by the Trustee pursuant to this Article VIII in respect of Outstanding Notes together with any other monies which may then be held by the Trustee under any of the provisions of this Indenture as security for the Outstanding Notes shall be applied in the following order from time to time, on the date or dates fixed by the Trustee and, in the case of a distribution of such monies on account of principal or interest, upon presentation of such Outstanding Notes and stamping thereon of payment, if only partially paid, and upon surrender thereof, if fully paid:

               FIRST: to the payment of all taxes, assessments or liens prior to the Lien of the Security Documents, except those subject to which any sale shall have been made, all reasonable costs and expenses of collection, including the reasonable costs and expenses of handling the Indenture Collateral and of any sale thereof pursuant to the provisions of the Security Documents, and to the payment of all amounts due the Trustee or any predecessor Trustee or any Authorized Agent under Section 9.6;

               SECOND: in case the unpaid principal amount of the Outstanding Notes shall not have become due, to the payment of any interest in default, in the order of the maturity of the payments thereof, with interest at the rates specified in the respective Notes in respect of overdue payments (to the extent that payment of such interest shall be legally enforceable) on the payments of interest then overdue;

               THIRD: in case the unpaid principal amount of any of but not all the Outstanding Notes shall have become due, first to the payment of accrued interest on all Outstanding Notes in the order of the maturity of the payments thereof, with interest at the respective rates specified in the Notes for overdue payments of principal and (to the extent that payment of such interest shall be legally enforceable) interest then overdue, and next to the payment of the unpaid principal amount of all Notes then due;

               FOURTH: in case the unpaid principal amount of all the Outstanding Notes shall have become due, to the payment of the whole amount then due and unpaid upon the Outstanding Notes for principal and interest, together with interest at the respective rates specified in the Notes for overdue payments on principal and (to the extent that payment of such interest shall be legally enforceable) interest then overdue; and

               FIFTH: in case the unpaid principal amount of all the Outstanding Notes shall have become due, and all of the Outstanding Notes shall have been fully paid, any surplus then remaining shall be paid to the Collateral Agent (to be applied pursuant to the terms and conditions of the Collateral Agency Agreement), or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct;

provided, however, that all payments in respect of the Notes to be made pursuant to clauses "SECOND" through "FOURTH" of this Section 8.11 shall be made ratably to the Holders of Notes entitled thereto, without discrimination or preference, based upon the ratio of the unpaid principal amount of the Notes in respect of which such payments are to be made held by each such Holder to the unpaid principal amount of all Notes.

        Section 8.12 Notes Held by Certain Persons Not to Share in Distribution. Any Notes known to a Responsible Officer of the Trustee to be owned or held by, or for the account or benefit of, Funding Corp., Leaseco, the Company or Emcali or an Affiliate of any of them shall not be entitled to share in any payment or distribution provided for in this Article VIII until all Notes held by other Persons have been indefeasibly paid in full.

        Section  8.13  Waiver  of  Appraisement,   Valuation,   Stay,  Right  to
Marshalling. To the full extent it may lawfully do so, Funding Corp. for itself and for any other Person who may claim through or under it, hereby:

                (a) agrees that neither it nor any such Person will set up, plead, claim or in any manner whatsoever take advantage of, any appraisal, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction which may delay, prevent or otherwise hinder (i) the performance or enforcement or foreclosure of this Indenture, (ii) the sale of any of the Indenture Collateral, or
        (iii) the putting of the purchaser or purchasers thereof into possession of such Indenture Collateral immediately after the sale thereof;

                (b) waives all benefit or advantage of any such laws;

                (c) consents and agrees that the Indenture Collateral may be sold by the Collateral Agent as an entirety or in parts; and

                (d) waives and releases all rights to have the Indenture Collateral marshalled upon any foreclosure, sale or other enforcement of this Indenture.

        Section 8.14 Remedies Cumulative; Delay or Omission Not a Waiver. Each and every right, power and remedy herein specifically given to the Trustee shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and no delay or omission by the Trustee in the exercise of any right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Funding Corp. or to be an acquiescence therein.

        Section 8.15 The Collateral Agency Agreement. Simultaneously with the execution and delivery of this Indenture, the Trustee shall enter into the Collateral Agency Agreement. Notwithstanding any other provision of this Indenture (other than the provisions of Sections 8.10 and 11.2) to the contrary, all rights and remedies available to the Holders of any of the Outstanding Notes, and all future Holders of any of the Notes, or the Trustee with respect to the Indenture Collateral, or otherwise pursuant to the Security Documents, shall be subject to the Collateral Agency Agreement including, in all cases, the ability to enforce any remedy.

                                   ARTICLE IX

                                   THE TRUSTEE

        Section 9.1    Duties of Trustee.

                (a) If an Event of Default has occurred and is continuing, the Trustee will exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                (b) Except during the continuance of an Event of Default:

                        (i) the duties of the Trustee will be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                        (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee will examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                (c) The Trustee may not be relieved from liabilities for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                        (i)  this   paragraph  does  not  limit  the  effect  of
paragraph (b) of this Section 9.1;

                        (ii) the Trustee will not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

                        (iii) the Trustee will not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.6 hereof.

                (d)  Whether  or  not  therein  expressly  so  provided,   every
        provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), and (c) of this Section 9.1.

                (e) No provision of this Indenture will require the Trustee to expend or risk its own funds or incur any liability. The Trustee will be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder has offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

                (f) The Trustee will not be liable for interest on any money received by it except as the Trustee may agree in writing with Funding Corp. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protections to the Trustee shall be subject to the provisions of this Section 9.1 and the TIA.

        Section 9.2    Rights of Trustee.

                (a) The Trustee may conclusively rely upon and shall be protected in acting or refraining to act in reliance upon any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel or both. The Trustee will not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                (c) The Trustee may act through its attorneys and agents and will not be responsible for the misconduct or negligence of any agent appointed with due care.

                (d) The Trustee will not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

                (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from Funding Corp. will be sufficient if signed by an Authorized Officer of Funding Corp.

                (f) The Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

                (g) The Trustee shall not be charged with knowledge of any Event of Default unless either (i) a Responsible Officer of the Trustee shall have actual knowledge of such Event of Default or (ii) written notice of such Event of Default shall have been given to the Trustee by Funding Corp., the Company, Leaseco or any Holder.

        Section 9.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with Funding Corp. with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest within the meaning of the TIA it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Paying Agent may do the same with like rights and duties. However, the Trustee must comply with Sections 9.9 and 9.10 hereof.

        Section 9.4 Trustee's Disclaimer. The Trustee will not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, except as contained in the Trustee's certificate of authentication. The Trustee shall not be accountable for Funding Corp.'s use of the proceeds from the Notes or any money paid to Funding Corp. or upon Funding Corp.'s direction under any provision of this Indenture. The Trustee will not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it will not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

        Section 9.5 Notice of Defaults. If an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee will mail to Holders of Notes a notice of the Event of Default within 90 days after it occurs. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

        Section 9.6    Compensation and Indemnity.

                (a) Funding Corp. will pay to the Trustee and any Authorized Agent from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation will not be limited by any law on compensation of a trustee of an express trust. Funding Corp. will reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses will include the reasonable compensation, disbursements, and expenses of the Trustee's agents and counsel.

                (b) Funding Corp. will indemnify the Trustee against any and all losses, liabilities or expenses (including reasonable attorneys fees) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against Funding Corp. (including this Section 9.6) and defending itself against any claim (whether asserted by Funding Corp. or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee will notify Funding Corp. promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify Funding Corp. will not relieve Funding Corp. of its obligations hereunder.

                (c) The obligations of Funding Corp. under this Section 9.6 will survive the satisfaction and discharge of this Indenture.

                (d) To  secure  Funding  Corp.'s  payment  obligations  in  this
        Section 9.6, the Trustee will have a Lien prior to the Notes on all money or property held or collected by the Trustee in its capacity as Trustee under this Indenture, except that held in trust to pay principal and interest on particular Notes. Such Lien will survive the satisfaction and discharge of this Indenture.

                (e) When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(f) or 6.1(g) of the Common Agreement occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

                (f) The Trustee will comply with the provisions of TIA Section 313(b)(2) to the extent applicable.

        Section 9.7    Replacement of Trustee.

                (a) A resignation or removal of the Trustee and appointment of a
        successor   Trustee  will  become  effective  only  upon  the  successor
        Trustee's acceptance of appointment as provided in this Section 9.7.

                (b) The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying Funding Corp. The Holders of a majority in principal amount of the then Outstanding Notes may remove the Trustee by so notifying the Trustee and Funding Corp. in writing. Funding Corp. may remove the Trustee if:

                        (i) the Trustee fails to comply with Section 9.9 hereof;

                        (ii) the Trustee is adjudged a bankrupt or an  insolvent
                or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                        (iii) a custodian or public  officer takes charge of the
                Trustee or its property; or

                        (iv) the Trustee becomes incapable of acting.

                (c) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, Funding Corp. will promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then Outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by Funding Corp.

                (d) If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, Funding Corp., or the Holders of at least 10% in principal amount of the then Outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                (e) If the Trustee, after written request by any Holder who has been a Holder for at least six months, fails to comply with Section 9.7, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                (f) A successor Trustee will deliver a written acceptance of its appointment to the retiring Trustee and to Funding Corp. Thereupon, the resignation or removal of the retiring Trustee will become effective, and the successor Trustee will have all the rights, powers, and duties of the Trustee under this Indenture. The successor Trustee will mail a notice of its succession to Holders. The retiring Trustee will promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 9.6 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 9.7, Funding Corp.'s obligations under Section 9.6 hereof will continue for the benefit of the retiring Trustee.

                (g) In the case of an appointment hereunder of a separate or successor Trustee with respect to the Notes, Funding Corp., any retiring Trustee and each successor or separate Trustee with respect to the Notes shall execute and deliver a supplemental indenture hereto (i) which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of any retiring Trustee with respect to the Notes as to which any such retiring Trustee is not retiring shall continue to be vested in such retiring Trustee, and (ii) that shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee co-trustees of the same trust and that each such separate, retiring or successor Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any such other Trustee.

        Section 9.8 Successor Trustee by Merger, etc. If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act will be the successor Trustee.

        Section 9.9 Eligibility; Disqualification. There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition. This Indenture will always have a Trustee who satisfies the requirements of TIA
Section 310(a)(1), (2) and (5). The Trustee is subject to TIA Section 310(b).

        Section 9.10 Preferential Collection of Claims Against Funding Corp. The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

        Section 9.11 Maintenance of Offices and Agencies. (a) There shall at all times be maintained, as shall be specified for the Notes, an office or agency where Notes may be presented or surrendered for registration of transfer or exchange and for payment of principal and interest, and where notices and demands to or upon the Trustee in respect of the Notes or this Indenture may be served. Such office or agency shall be initially at the Corporate Trust Office. Written notice of the location of each of such other office or agency and of any change of location thereof shall be given by Funding Corp. to the Trustee and by the Trustee to the Holders in the manner specified in Section 15.3. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations, surrenders, and demands may be made and notices may be served at the Corporate Trust Office.

                (b) There, shall at all times be a Note Registrar and a Paying Agent hereunder. The Note Registrar and Paying Agent initially shall be the Trustee, and the Trustee shall continue to hold such offices until a successor Note Registrar or Paying Agent, as the case may be, is appointed by the Trustee and written notice of such appointment is given to Funding Corp. and to Holders of Notes in the manner specified in
        Section 15.3. In addition, at any time when any Notes remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.11, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder (it being understood that wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent). If an appointment of an Authenticating Agent with respect to the Notes shall be made pursuant to this subsection 9.11(b), the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

        This Note is one of the Notes referred to in the within-mentioned Indenture.
--------------------------------------------------------------------------------

                             For and on behalf of Trustee



                             By_______________________
                                Authenticating Agent



                             By_______________________
                                Authorized Signatory

Any Authorized Agent shall be a bank or trust company, shall be a corporation organized and doing business under the laws of the United States or any State thereof, having a combined capital and surplus of at least $50,000,000, and shall be authorized under such laws to exercise corporate trust powers, subject to supervision by Federal or State authorities. If such Authorized Agent publishes reports of its condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.11, the combined capital and surplus of such Authorized Agent shall be deemed to be its combined capital and surplus as set forth in its, most recent report of condition so published. If at any time an Authorized Agent shall cease to be eligible in accordance with the provisions of this Section 9.11, such Authorized Agent shall resign immediately in the manner and with the effect specified in this Section 9.11. The Trustee at its office specified in the first paragraph of this Indenture, is hereby appointed as Paying Agent and Note Registrar hereunder.

                (c) Any Paying Agent (other than the Trustee) from time to time appointed hereunder shall execute and deliver to the Trustee an instrument in which said Paying Agent shall agree with the Trustee, subject to the provisions of this Section 9.11, that such Paying Agent will:

                      (i) hold all sums held by it for the payment of  principal of and interest on the Notes in trust for the benefit of the Persons entitled thereto or the Trustee until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                      (ii) give the Trustee within 5 days  thereafter  notice of any default by any obligor upon the Notes in the making of any such payment of principal or interest; and

                      (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

Notwithstanding any other provision of this Indenture, any payment required to be made to or received or held by the Trustee may, to the extent authorized by written instructions of the Trustee, be made to or received or held by a Paying Agent in the Borough of Manhattan, the City of New York, for the account of the Trustee.

                (d) Any corporation into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor corporation is otherwise eligible under this Section 9.11, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor corporation.

                (e) Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee and Funding Corp. Funding Corp. may, and at the request of the Trustee shall, at any time, terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or in case at any time any such Authorized Agent shall cease to be eligible under this Section
        9.11 (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed), Funding Corp. shall promptly appoint one or more qualified successor Authorized Agents approved by the Trustee to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section 9.11. Funding Corp. shall give written notice of any such appointment to all Holders as their names and addresses appear on the Note Register.

        Section 9.12 Taxes. Any United States withholding taxes imposed with respect to payments made to a Holder of a Note shall be the sole responsibility of such Holder and therefore no Holder shall have the right to have any payment to it "grossed-up" for, or paid free of, any such withholding taxes.

        Section 9.13 Funds May Be Held by Trustee or Paying Agent;  Investments.
(a) Subject to subsection (b) of this Section 9.13, any monies held by the Trustee or the Paying Agent hereunder as part of the Indenture Collateral may, until paid out by the Trustee or the Paying Agent as herein provided, be carried by the Trustee or the Paying Agent on deposit with itself, and neither the Trustee nor the Paying Agent shall have any liability for interest upon any such monies.

                (b) At any time and from time to time prior to the application by the Trustee of any monies to the redemption of Notes pursuant to
        Section 2.3 or Article VI, if at the time no Event of Default has occurred and is continuing, the Trustee (i) shall, on its receipt of a Funding Corp. Request, invest and reinvest monies at the time on deposit with the Trustee as part of the Indenture Collateral, together with any income and gains from the investment and reinvestment thereof, in Permitted Investments as specified in such Funding Corp. Request, and
        (ii) shall, in the absence of a Funding Corp. Request, invest and reinvest any such monies in Permitted Investments which are set forth on
        Schedule 4.5 hereto (which schedule may be updated from time to time upon written instructions delivered by Funding Corp. to the Trustee). Such Permitted Investments shall be held by the Trustee until so sold in trust as part of the Indenture Collateral. In the case of clause (i) above, the Trustee shall sell any Permitted Investment at such prices, including accrued interest, as are set forth in such Funding Corp. Request, as the case may be, and, in the case of clause (ii) above, the Trustee may (but shall not be required to) sell any Permitted Investments at such prices, including accrued interest, as the Trustee shall in its sole discretion determine. The Trustee shall, on receipt of a Funding Corp. Request, sell such Permitted Investments as may be specified therein, and the Trustee shall, without receipt of a Funding Corp. Request, in the event monies are required for payment of any amounts to be paid by the Trustee pursuant to Section 2.3 or Article VI in respect of the Notes and for any payment of the principal of or interest on the Notes, sell such Permitted Investments as are required to restore to cash as part of the Indenture Collateral such amounts as are needed for any such payments. The Trustee shall not be responsible for any losses on any investments or sales of Permitted Investments made pursuant to the procedure specified in this subsection 9.13(b).

                                   ARTICLE X

                           HOLDERS' LISTS AND REPORTS

        Section 10.1 Reports by Trustee to Holders of the Notes.

                (a) Within 60 days after each April 30 commencing with the year 2006, and for so long as Notes remain outstanding, the Trustee will mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also will comply with TIA Section 313(b)(2). The Trustee will also transmit by mail all reports as required by TIA Section 313(c).

                (b) A copy of each report at the time of its mailing to the Holders of Notes will be mailed by the Trustee to Funding Corp. and filed by the Trustee with the SEC and each stock exchange on which the Notes are listed in accordance with TIA Section 313(d). Funding Corp. will promptly notify the Trustee when the Notes are listed on any stock exchange.

                Section 10.2 Holder Lists. The Trustee will preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Note Registrar, Funding Corp. will furnish or cause to be furnished to the Trustee semiannually, between April 1 and April 15 and between October 1 and October 15, in each year, and at such other times as the Trustee may request in writing, within 30 days after receipt by Funding Corp. of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes and Funding Corp. shall otherwise comply with TIA Section 312(a).

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

        Section 11.1 Supplements and Amendments to Financing Documents Without Consent of Holders. Without the consent of the Holders of any Notes, Funding Corp., in each case when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into or consent to amendments or supplements to the Financing Documents (including this Indenture) for any of the following purposes:

                (a) to evidence the succession of another entity to Funding Corp. and the assumption by any such successor of the covenants of Funding Corp. herein and in the Notes contained to the extent permitted by the covenants incorporated by reference in this Indenture; or

                (b) to evidence the succession of a new Trustee hereunder or a co-trustee or separate trustee pursuant to Article IX of this Indenture; or

                (c) to add to the covenants of Funding Corp. for the benefit of the Holders, or to surrender any right or power herein conferred upon Funding Corp.; or

                (d) to convey, transfer and assign to the Trustee, and to subject to the Lien of this Indenture, additional properties or assets, and to correct or amplify the description of any property at any time subject to the Lien of this Indenture or to assure, convey and confirm unto the Trustee any property subject or required to be subject to the Lien of this Indenture; or

                (e)  to  permit  or   facilitate   the   issuance  of  Notes  in
        uncertificated form; or

                (f) to change or eliminate any provision of this Indenture; provided, however, that if such change or elimination shall adversely affect the interests of the Holders of Notes, such change or elimination shall become effective only when no Note remains Outstanding; or

                (g) to comply with changes in Applicable Law, including, without limitation, complying with SEC requirements in order to effect or maintain the qualification of this Indenture under the TIA; provided, however, that no such amendment or supplement shall result in a Material Adverse Effect or otherwise adversely affect the interests of the Holders of any Notes in any material respect; or

                (h) to make any changes required by Standard & Poor's or Fitch or any other nationally recognized securities rating agency as a condition to the issuance or maintenance of the then current rating on the Notes, provided that any such change shall not result in a Material Adverse Effect or otherwise adversely affect the interests of the Holders of any Notes in any material respect; or

                (i) to cure any ambiguity, to correct or supplement any provision in any Financing Document (including this Indenture) that may be defective or inconsistent with any other provision in such Financing Document (including this Indenture), or to make any other provisions with respect to matters or questions arising in any Financing Document (including this Indenture), provided such action shall not adversely affect the interests of the Holders of Notes in any material respect.

        Section 11.2 Supplemental Indenture with Consent of Holders. With the consent of the Holders of not less than a majority in aggregate principal amount of the Notes then Outstanding by Act of said Holders delivered to Funding Corp. and the Trustee, Funding Corp., when authorized by a Board Resolution, may, and the Trustee, subject to Section 11.3 and 11.4, shall, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that no such supplemental indenture, and no amendment or supplement to any Financing Document as provided in Section 11.1, shall, without the consent of the Holder of each outstanding Note directly affected thereby,

                (a) change the Stated Maturity of any Note (or, if the principal thereof is payable in installments, the Stated Maturity of any such installment), or of any payment of interest thereon, or the dates or circumstances of payment of any Note, or change the principal amount thereof or the interest thereon upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment of principal or interest on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or change the dates or the amounts of payments to be made through the operation of the installment payments or Sections 2.3(b) or 6.3 of this Indenture in respect of such Notes; or

                (b) release or terminate the Liens securing this Indenture on all or substantially all Indenture Collateral or permit the creation of any Lien (except for Permitted Liens) prior to or pari passu with the Liens of this Indenture on the Indenture Accounts or release or terminate the Liens of this Indenture on the Indenture Accounts; or

                (c) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 13.4 for quorum or voting; or

                (d) modify any of the provisions of Section 8.2 or Section 8.7 (except to increase the percentage of the principal amount of the Outstanding Notes required to waive past defaults) or of this Section
        11.2 (except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Note affected thereby).

        Upon receipt by the Trustee of Board Resolutions of Funding Corp. and such other documentation as the Trustee may reasonably require and upon the filing with the Trustee of evidence of the Act of said Holders, the Trustee shall join in the execution of such supplemental indenture or other instrument, as the case may be, subject to the provisions of Sections 11.3 and 11.4.

       It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        Section 11.3 Documents Affecting Immunity or Indemnity. If in the opinion of Funding Corp. or the Trustee any document required to be executed by it pursuant to the terms of Section 11.2 affects any interest, right, duty, immunity or indemnity in favor of Funding Corp. or the Trustee under this Indenture, Funding Corp. or the Trustee, as the case may be, may in its discretion decline to execute such document.

        Section 11.4 Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article XI or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 9.1) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

        Section 11.5 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article XI, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

        Section 11.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article XI may, and shall if required by Funding Corp., bear a notation in form approved by Funding Corp. and the Trustee as to any matter provided for in such supplemental indenture; and, in such case, suitable notation may be made upon Outstanding Notes after proper presentation and demand. If Funding Corp. shall so determine, new Notes so modified as to conform, in the opinion of Funding Corp. and the Trustee, to any such supplemental indenture may be prepared and executed by Funding Corp. and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

        Section 11.7 Compliance with Trust Indenture Act. Every amendment or supplement to this Indenture or the Notes shall be set forth in an amended or supplemental indenture that complies with the TIA as then in effect.



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



                                  ARTICLE XII

                           SATISFACTION AND DISCHARGE

        Section 12.1 Satisfaction and Discharge of Notes. Except as otherwise provided with respect to the Notes, the Notes shall, prior to the Stated
Maturity thereof (or, if principal is payable in installments, the Stated Maturity of the final installment of principal thereof), be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of Funding Corp. in respect thereof shall be deemed to have been satisfied and discharged, upon satisfaction of the following conditions:

                (a) Funding  Corp.  shall have  irrevocably  deposited  with the
        Trustee, in trust, money or Permitted Investments in an amount which shall be sufficient to pay, without requiring reinvestment by the Trustee, when due the principal of and interest due and to become due on the Notes on and prior to the Stated Maturity of principal thereof (or, if principal is payable in installments, the Stated Maturity of the final installment of principal thereof) or upon redemption or prepayment;

                (b) if any such deposit of money or Permitted Investments shall have been made prior to the Stated Maturity (or, if principal is payable in installments, the Stated Maturity of the final installment of principal) or Redemption Date or Prepayment Date of the Notes, Funding Corp. shall have delivered to the Trustee a Funding Corp. Order stating that such money shall be held by the Trustee, in trust, as provided in
        Section 12.3;

                (c) in the case of redemption or prepayment of Notes, the notice requisite to the validity of such redemption or prepayment shall have been given, or irrevocable authority shall have been given by Funding Corp. to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and

                (d) there shall have been delivered to the Trustee an Opinion of Counsel to the effect that as a result of a change in Law after the date of this Indenture such satisfaction and discharge of the indebtedness of Funding Corp. with respect to the Notes shall not be deemed to be, or result in, a taxable event with respect to the Holders of Notes for purposes of United States Federal income taxation unless the Trustee shall have received documentary evidence that each Holder of Notes either is not subject to, or is exempt from United States Federal income taxation.

        Upon satisfaction of the aforesaid conditions with respect to the Notes, the Trustee shall, upon receipt of a Funding Corp. Request, acknowledge in writing that the Notes are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of Funding Corp. in respect thereof is deemed to have been satisfied and discharged.

        In the event that Notes which shall be deemed to have been paid as provided in this Section 12.1 do not mature and are not to be redeemed within the 60 day period commencing on the date of the deposit with the Trustee of monies, Funding Corp. shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Notes, to the Holders of such Notes to the effect that such Notes are deemed to have been paid and the circumstances thereof.

        Notwithstanding the satisfaction and discharge of any Notes as aforesaid, the obligations of Funding Corp. and the Trustee in respect of such Notes under Sections 2.9, 2.10, 2.11, 9.2(f) and 9.6 and Article XI and this
Article XII shall survive.

        Anything herein to the contrary notwithstanding, (a) if, at any time after a Note would be deemed to have been paid for purposes of this Indenture, and, if such is the case, Funding Corp.'s indebtedness, as the case may be, in respect thereof would be deemed to have been satisfied or discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the money deposited with it as aforesaid to Funding Corp. or its representative, as the case may be, under any applicable Federal or State bankruptcy, insolvency or other similar law, such Note shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of Funding Corp.'s indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Note shall be deemed to remain Outstanding, and (b) any satisfaction and discharge of Funding Corp.'s indebtedness in respect of any Note shall be subject to the provisions of Section 4.6.

        Section 12.2 Satisfaction and Discharge of Indenture. This Indenture shall upon Funding Corp. Request, cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of Funding Corp., shall execute proper instruments prepared by Funding Corp. acknowledging satisfaction and discharge of this Indenture, when:

               (a) either

                      (i) all  Notes  theretofore  authenticated  and  delivered
               (other than (A) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.11, and (B) Notes deemed to have been paid in accordance with Section 12.1) have been delivered to the Trustee for cancellation; or

                      (ii) all Notes not  theretofore  delivered  to the Trustee for cancellation shall be deemed to have been paid in accordance with Section 12.1;

               (b) all other sums due and payable hereunder have been paid; and

               (c) Funding Corp. shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.



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



        Upon satisfaction of the aforesaid conditions, the Trustee shall, upon receipt of a Funding Corp. Request, acknowledge in writing the satisfaction and discharge of this Indenture.

        Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of Funding Corp. and the Trustee under Sections 2.9, 2.10, 2.11, 9.2(f) and 9.6 and Article XI and this Article XII shall survive.

        Upon  satisfaction  and discharge of this  Indenture as provided in this
Section 12.2, the Trustee shall assign, transfer and turn over to or upon the order of Funding Corp. any and all money, securities, and other property then held by the Trustee for the benefit of the Holders other than money deposited with the Trustee pursuant to Section 12.1(a) and interest and other amounts earned or received thereon.

Section 12.3 Application of Trust Money. The money deposited with the Trustee pursuant to Section 12.1 shall not be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and interest on the Notes or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the requirement that Funding Corp. shall duly and punctually pay the principal of and interest on, and all other amounts payable in respect of, the Notes in accordance with their terms and the terms of this Indenture.

                                  ARTICLE XIII

                          MEETINGS OF HOLDERS OF NOTES
                             ACTION WITHOUT MEETING

        Section 13.1 Purposes for Which Meetings May Be Called. A meeting of Holders of Notes, may be called at any time and from time to time pursuant to this Article XIII to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of the Notes.

        Section 13.2 Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Notes for any purposes specified in
Section 13.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or at such other place, as the Trustee shall determine. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 15.3, not less than 14 nor more than 60 days prior to the date fixed for the meeting.

                (b) If the Trustee shall have been requested to call a meeting of the Holders of Notes by Funding Corp. or by the Holders of 10% in aggregate principal amount of the Outstanding Notes, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first mailing of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to



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



        be held as provided herein, then Funding Corp. or such Holders, as the case may be, may determine the time and the place in the Borough of Manhattan, the City of New York, or in such other place as Funding Corp. or such Holders, as the case may be, shall determine, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section 13.2.

                (c) Any meeting of Holders of Notes shall be valid without notice if the Holders of all Outstanding Notes are present in person or by proxy and the Trustee is present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Notes, or by such of them as are not present at the meeting in person or by proxy.

        Section 13.3 Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Notes, a Person shall be (a) a Holder of one or more Outstanding Notes, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Notes by such Holder or Holders. The only Persons who shall be entitled to attend any meeting shall be the Holders described above and any proxies of such Holders and their respective counsel, any representatives of the Trustee and its counsel and any representatives of Funding Corp. and their respective counsels.

        Section 13.4 Quorum; Action. The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Notes with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Notes; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage that is less than a majority in principal amount of the Outstanding Notes, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Notes, considered as one class, shall constitute a quorum. In the absence of a quorum, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided in Section 13.5(e), notice of the reconvening of any adjourned meeting shall be given as provided in
Section 13.2(a), except that such notice need be given only once not less than 5 days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Notes which shall constitute a quorum.

        Except as limited by Section 11.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Notes with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action that this Indenture expressly provides may be taken by the Holders of a specified percentage that is less than a majority in principal amount of the Outstanding Notes, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Notes, considered as one class.

        Any resolution passed or decision taken at any meeting of Holders of Notes duly held in accordance with this Section 13.4 shall be binding on all the Holders of Notes with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

        Section 13.5 Attendance at Meetings; Determination of Voting Rights; Conduct of Adjournment of Meetings. (a) Attendance at meetings of Holders of Notes may be in person or by proxy, and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Notes with respect to which it was given, unless and until specifically revoked by the Holder or future Holder of such Notes before being voted.

                (b) Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Notes in regard to proof of the holding of such Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Notes shall be proved in the manner specified in Section 15.7 and the appointment of any proxy shall be proved in the manner specified in Section 15.7. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
        Section 15.7 or other proof.

                (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by Funding Corp. or by Holders of Notes as provided in Section 13.2(b), in which case Funding Corp. or the Holders of Notes of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Notes represented at the meeting, considered as one class.

                (d) At any meeting each Holder of an Outstanding Note or his proxy shall be entitled to one vote for each $1,000 original principal amount of Notes held or represented by him, and each Holder of any such Note or his proxy shall be entitled to divide the votes carried by such Note, casting some for and some against a particular action, as lie sees fit; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not

        Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Note or proxy.

                (e) Any meeting duly called pursuant to Section 13.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Notes represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

        Section 13.6 Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Notes shall be by written ballots on which shall be subscribed the signatures of the Holders of Outstanding Notes or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Notes, with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in quadruplicate of all votes cast at the meeting. A record, at least in quadruplicate, of the proceedings of each meeting of Holders of Notes shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting, forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 13.2 and, if applicable, Section 13.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to Funding Corp. and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

        Section 13.7 Action Without Meeting. In lieu of the vote of Holders of Notes at a meeting as hereinbefore contemplated in this Article XIII, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders of Notes by written instruments as provided in Section 15.7.

                                  ARTICLE XIV

                     NONRECOURSE LIABILITY OF FUNDING CORP.

        Section 14.1 No Recourse. (a) Notwithstanding any provisions to the contrary in the Transaction Documents, there shall be no recourse against any Affiliates, stockholders, officers, directors, representatives or employees of Funding Corp., the Company or Leaseco other than Funding Corp., the Company and Leaseco (each, a "Non-Recourse Party") for any payment due hereunder or under any other Financing Document from Funding Corp. or for the performance of any obligation of or breach of any representation or warranty made by Funding Corp. hereunder.

                (b) The sole recourse of the Trustee and any Holder against Funding Corp. for satisfaction of the obligations of Funding Corp.
        hereunder or for the  performance  of any  obligation  of Funding  Corp.
        hereunder, or the breach of any representation or warranty made by Funding Corp. hereunder (collectively, the "Funding Corp. Obligations"), shall be against Funding Corp. and its respective assets, it being expressly understood by the Trustee and Holders that such obligations of Funding Corp. are obligations solely of such entity and that no such personal liability shall attach to, or be incurred by, any Non-Recourse Party.

                (c) The sole recourse of the Trustee and any Holder hereunder against the Company and Leaseco for any Funding Corp. Obligations shall be against the Company and Leaseco and their respective assets and shall be limited to the Financing Documents and no personal liability shall attach to, or be incurred by, any Non-Recourse Party of such Person.

                (d)  Notwithstanding  the foregoing,  nothing  contained in this
        Section 14.1 shall (i) impair in respect of Funding Corp., the Company or Leaseco, as the case may be, the validity of any Notes or the Leaseco Guarantee, prevent the taking of any action permitted by law against Funding Corp., the Company, Leaseco or their respective Affiliates, or in any way affect or impair the rights of the Trustee and the Holders to take any action permitted by law, in either case to realize upon the Indenture Collateral, (ii) be deemed to release Funding Corp., the Company, Leaseco or any respective Affiliate thereof, or any past, present or future shareholder, partner, officer, employee, director or agent of any thereof, from liability for its fraudulent actions, fraudulent misrepresentations, gross negligence or willful misconduct, or (iii) limit or affect the obligations and liabilities of any Non-Recourse Party in accordance with the terms of any other Transaction Document creating such obligations and liabilities to which such Non-Recourse Party is a party.

                                   ARTICLE XV

                                  MISCELLANEOUS

        Section 15.1 Appointment of Luxembourg Agent. Kredietbank S.A. Luxembourgeoise is hereby appointed Luxembourg Agent (the "Luxembourg Agent"). The address of the Luxembourg Agent is Kredietbank S.A. Luxembourgeoise, 43 Boulevard Royal, L-2955, Luxembourg.

        Section 15.2 Trust Indenture Act Controls. This Indenture is hereby made subject to the provisions of the TIA. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required or deemed to be included in this Indenture, or is otherwise governed by, any of the provisions of the TIA, the provisions of the TIA shall control. If any provision hereof otherwise conflicts with the TIA, the TIA shall control.

        Section 15.3 Notices. Any notice or communication by Funding Corp. or the Trustee to the other is duly given if in writing and delivered in person or mailed by first
class  mail  (registered  or  certified,   return  receipt  requested),   telex,
telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

If to Funding Corp.:

               TermoEmcali Funding Corp.
               c/o Oak Power Services LLC
               275 Grove Street, Suite 2-400
               Newton, Massachusetts  02466


If to the Trustee:

               Deutsche Bank Trust Company Americas
               60 Wall Street
               27th Floor
               MS:  NYC 60-2710
               New York, New York 10005


Funding Corp. and the Trustee may designate, by notice to the other, additional or different addresses for subsequent notices or communications.

All notices and communications (other than those sent to Holders) will be deemed to have been duly given: at the time delivered by hand, if personally delivered; 5 business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

Any notice or communication to a Holder will be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Note Registrar. Any notice or communication will also be so mailed to any person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it will not affect its sufficiency with respect to other Holders.

If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

If Funding Corp. mails a notice or communication to Holders, it will mail a copy to the Trustee and each Authorized Agent at the same time.

        Section 15.4 Communication by Holders of Notes with Other Holders of Notes. Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. Funding Corp., the Trustee, the Note Registrar and anyone else shall have the protection of TIA
Section 312(c).

        Section 15.5 Certificate and Opinion as to Conditions Precedent. Upon any request or application by Funding Corp. to the Trustee to take any action under this Indenture, Funding Corp. shall furnish to the Trustee:

                (a) an Officer's Certificate (upon which the Trustee may conclusively rely) in form and substance reasonably satisfactory to the Trustee (which must include the statements set forth in Section 15.6 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

                (b) an Opinion of Counsel (upon which the Trustee may conclusively rely) in form and substance reasonably satisfactory to the Trustee (which must include the statements set forth in Section 15.6 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

        Section 15.6 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section e 314(a)(4)) must comply with the provisions of TIA Section 314(e) and must include:

                (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

                (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

                (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

        Section 15.7 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. The Trustee may conclusively presume that all matters required to take action have been covered by such certificates and opinions delivered at one time.

        Any certificate or opinion by an Authorized Officer of Funding Corp., insofar as it relates to legal matters, may be based upon a certificate or opinion of, or representations by, counsel, unless such Authorized Officer knows or has reason to believe that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer or Authorized Officers of Funding Corp. stating that the information with respect to such factual matters is in the possession of Funding Corp., unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

        Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Section 15.8 Rules by Trustee and Agents. The Trustee may make reasonable rules for action by or at a meeting of Holders. The Note Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

        Section 15.9 No Personal Liability. No past, present or future director, officer, employee, incorporator, partner, member or stockholder of Funding Corp., as such, will have any liability for any obligations of Funding Corp. under the Notes, this Indenture, any other Financing Agreement, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

        Section 15.10 Governing Law. THIS INDENTURE AND THE NOTES ISSUED HEREUNDER SHALL, PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF (OTHER THAN SUCH SECTION 5-1401), EXCEPT THAT SUCH LAWS SHALL NOT APPLY WITH RESPECT TO ANY INDENTURE COLLATERAL WHERE, AND TO THE EXTENT THAT, IT IS NECESSARY TO APPLY THE LAWS OF ANOTHER JURISDICTION TO PERFECT LIENS IN SUCH INDENTURE COLLATERAL RELATING TO THE NOTES.

        Section 15.11 Table of Contents, Headings, etc. The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and will in no way modify or restrict any of the terms or provisions hereof.

        Section 15.12 Successors and Assigns. All covenants, agreements, representations and warranties in this Indenture by the Trustee and Funding Corp. shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

        Section 15.13 Severability Clause. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        Section 15.14 Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

        Section 15.15 Execution in Counterparts. This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        Section 15.16 U.S. Patriot Act. The parties hereto acknowledge that, in order to comply with its obligations under the United States Patriot Act, Deutsche Bank Trust Company Americas, like all financial institutions, is required to obtain, verify, and record certain information and documentation from the other parties hereto. Each of the parties hereby agree that they will provide Deutsche Bank Trust Company Americas with such information as it may reasonably request in order for it to satisfy the requirements of the United States Patriot Act.





                                  [End of Page]

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                        TERMOEMCALI FUNDING CORP.



                                        By:___________________________________
                                           Name:
                                           Title:


                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, as Trustee


                                        By: __________________________________
                                            Name:
                                            Title:





                                (TRUST INDENTURE)

                                                                       Exhibit A
                                                                       ---------

                                                  Form of Restricted Global Note

               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING PARAGRAPH AND IN ANY EVENT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE IN NEW YORK CITY.

               EACH HOLDER OF THIS NOTE REPRESENTS TO TERMOEMCALI FUNDING CORP. ("FUNDING CORP.") THAT (A) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (WITHOUT THE CONSENT OF FUNDING CORP.) OTHER THAN (I) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (II) IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (III) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, (IV) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; PROVIDED THAT ANY TRANSFER PURSUANT TO CLAUSES (III) AND (IV) ABOVE ARE SUBJECT TO THE RECEIPT BY FUNDING CORP. OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO FUNDING CORP. THAT SUCH RESALE, PLEDGE, OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

               THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE

(OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF A NOTICE TO INVESTORS (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE).

                            TERMOEMCALI FUNDING CORP.

                               SENIOR SECURED NOTE

                                    DUE 2019


[$___________]                       No. 1                   CUSIP No. [_______]

               TERMOEMCALI FUNDING CORP., a Delaware corporation ("Funding Corp."), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [___________] ($[_______]) in consecutive monthly installments of principal and interest on the 15th calendar day of each calendar month of each year set forth on Schedule 1 hereto (each such date being a "Payment Date"), beginning on the first such date following the Closing Date, in an amount equal to its pro rata share of the monthly installment amount for the aggregate principal amount of all Notes issued under the Indenture specified on
Schedule 1 hereto opposite each such year until the outstanding principal hereof is repaid in full, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay as a component of each such installment, at said offices or agencies to the registered owner hereof, in like coin or currency, interest on the outstanding principal hereof from the first day of the month in which the Closing Date occurs at the rate per annum set forth opposite the applicable period described in the table below:

                   -------------------------------------------------------------

                      Interest Accrual           Interest Rate Per Annum
                           Period
                   -------------------------------------------------------------
                   First day of month in
                     which Closing Date                    6%
                          occurs -
                       June 30, 2006

                   -------------------------------------------------------------
                       July 1, 2006 -
                       Jun. 30, 2007                       7%

                   -------------------------------------------------------------
                       July 1, 2007 -
                       June 30, 2008                       8%

                   -------------------------------------------------------------
                       July 1, 2008 -
                       Jun. 30, 2009                       9%

                   -------------------------------------------------------------
                      July 1, 2009 and
                         thereafter                      10.125%

                   -------------------------------------------------------------
provided that during the continuance of a Default or an Event of Default the principal hereof and interest accrued hereon (including overdue principal and (to the extent permitted by applicable law) interest on the Notes) shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived in accordance with the terms of the Indenture, bear interest at a rate per annum equal to two percent (2%) per annum above the rate of interest otherwise applicable thereto.

               The final maturity hereof shall be December 31, 2019. All payments of principal of and interest on this Note shall be made at the Corporate Trust Office of the Trustee in the City of New York, New York.

               The provisions of this Note are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Authentication Certificate hereon shall have been signed by or on behalf of the Trustee.

               IN WITNESS WHEREOF, Funding Corp. has caused this Note to be signed in its name by its Authorized Officer.

               Dated as of [____________]

                                        TERMOEMCALI FUNDING CORP.

                                        By:
                                           -------------------------------------
                                           Title: Authorized Officer

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

               This note is one of the Notes referred to in the within-mentioned Indenture.

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                       as Trustee,

                                    By:_________________________________________
                                        Authorized Officer

                        Reverse of Restricted Global Note

                            TERMOEMCALI FUNDING CORP.

                               SENIOR SECURED NOTE

                                    DUE 2019

               This note is one of an issue of securities of Funding Corp., and is known as its Senior Secured Notes Due 2019 (this note and the other notes issued under the Indenture referred to below being herein referred to, respectively, as "this Note" and the "Notes"), all issued and to be issued under and equally secured by a Trust Indenture, dated as of October ____, 2005, executed and delivered between Funding Corp. and Deutsche Bank Trust Company Americas, as Trustee (the "Indenture"), reference is made for a description of the rights of Holders of the Notes in respect thereof and the terms and conditions upon which the Notes are issued. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Indenture.

               THE NOTES ARE SUBJECT TO OPTIONAL AND MANDATORY REDEMPTION AND PREPAYMENT AS PROVIDED IN THE INDENTURE.

               As more fully described in the Indenture, Funding Corp. has the right, without any consent or other action by Holders of the Notes, to amend the Indenture in certain respects as more fully set forth in the Indenture. With the consent of Holders of not less than a majority in aggregate principal amount of the Notes then outstanding, Funding Corp. may amend the Indenture in any other respect; provided, however, that no amendment shall, (1) extend the time, or reduce the amount, of any payment on any Note, without the consent of the holder of each Note so affected, (2) release or terminate the Liens securing this Indenture on all or substantially all Indenture Collateral or permit the creation of any Lien (except for Permitted Liens) prior to or pari passu with the Liens of the Indenture on the Indenture Accounts or release or terminate the Liens of the Indenture on the Indenture Accounts, without the consent of the Holders of all Notes then outstanding, (3) reduce the percentage of the principal amount of Notes the Holders of which are required to approve any such amendment without the consent of the Holders of all Notes then outstanding, or
(4) reduce the percentage of the principal amount of Notes the Holders of which are required to waive past defaults.

               The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the occurrence and during the continuance of an Event of Default as in the Indenture provided.

               Recourse  under this Note is limited in  accordance  with Section
14.1 of the Indenture and the provisions of such Section 14.1 are hereby incorporated by reference as set forth in full herein.

               The Notes are issuable only as registered notes without coupons. This Note is transferable as prescribed in the Indenture by the registered owner hereof, in person or by attorney duly authorized, at the Corporate Trust Office of the Trustee, in The City of New York, New York, upon surrender and cancellation of this Note, and thereupon a new registered Note or Notes for a like principal amount in authorized denominations will be issued to the transferee in exchange therefor, as provided in the Indenture, and upon payment, if Funding Corp. shall require it, of the transfer charges therein prescribed. Funding Corp. and the Trustee shall deem and treat the person in whose name this Note is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered Notes shall be exchangeable at said office of the Trustee for registered Notes of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Notwithstanding any provision of the Indenture, (a) neither Funding Corp. nor the Trustee shall be required to make transfers or exchanges of Notes during the period between any interest payment date for such Notes and the Regular Record Date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of Notes other than for any tax or taxes or other government charges required to be paid by Funding Corp.

                                                                      Schedule 1
                                                                      ----------

                           MONTHLY INSTALLMENT AMOUNT
                                     PAYABLE

                       (Commencing as of [________], 2005)

              ----------------------------------------------------------

                      Year                  Amount of Each Monthly
               (Commencing January               Installment
                 1 of each Year)
              ----------------------------------------------------------
                      2005                     USD 1,099,912
              ----------------------------------------------------------
                      2006                     USD 1,118,207
              ----------------------------------------------------------
                      2007                     USD 1,179,325
              ----------------------------------------------------------
                      2008                     USD 1,470,901
              ----------------------------------------------------------
                      2009                     USD 1,490,514
              ----------------------------------------------------------
                      2010                     USD 1,510,387
              ----------------------------------------------------------
                      2011                     USD 1,530,525
              ----------------------------------------------------------
                      2012                     USD 1,550,932
              ----------------------------------------------------------
                      2013                     USD 1,571,612
              ----------------------------------------------------------
                      2014                     USD 1,592,566
              ----------------------------------------------------------
                      2015                     USD 1,613,800
              ----------------------------------------------------------
                      2016                     USD 1,635,318
              ----------------------------------------------------------
                      2017                     USD 1,657,122
              ----------------------------------------------------------
                      2018                     USD 1,679,217
              ----------------------------------------------------------
                      2019                     USD 1,701,607
              ----------------------------------------------------------

                                                                       Exhibit B
                                                                       ---------

                                                Form of Regulation S Global Note

               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING PARAGRAPH AND IN ANY EVENT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE IN NEW YORK CITY.

               EACH HOLDER OF THIS NOTE REPRESENTS TO TERMOEMCALI FUNDING CORP. ("FUNDING CORP.") THAT (A) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (WITHOUT THE CONSENT OF FUNDING CORP.) OTHER THAN (I) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (II) IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (III) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, (IV) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; PROVIDED THAT ANY TRANSFER PURSUANT TO CLAUSES (III) AND (IV) ABOVE ARE SUBJECT TO THE RECEIPT BY FUNDING CORP. OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO FUNDING CORP. THAT SUCH RESALE, PLEDGE, OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

               THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE

(OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF A NOTICE TO INVESTORS (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE).

                            TERMOEMCALI FUNDING CORP.

                               SENIOR SECURED NOTE

                                    DUE 2019

[$___________]                       No. 1                   CUSIP No. [_______]

               TERMOEMCALI FUNDING CORP., a Delaware corporation ("Funding Corp."), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [___________] ($[_______]) in consecutive monthly installments of principal and interest on the 15th calendar day of each calendar month of each year set forth on Schedule 1 hereto (each such date being a "Payment Date"), beginning on the first such date following the Closing Date, in an amount equal to its pro rata share of the monthly installment amount for the aggregate principal amount of all Notes issued under the Indenture specified on
Schedule 1 hereto opposite each such year until the outstanding principal hereof is repaid in full, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay as a component of each such installment, at said offices or agencies to the registered owner hereof, in like coin or currency, interest on the outstanding principal hereof from the first day of the month in which the Closing Date occurs at the rate per annum set forth opposite the applicable period described in the table below:

                   -------------------------------------------------------------

                      Interest Accrual           Interest Rate Per Annum
                           Period
                   -------------------------------------------------------------
                   First day of month in
                     which Closing Date                    6%
                          occurs -
                       June 30, 2006

                   -------------------------------------------------------------
                       July 1, 2006 -
                       Jun. 30, 2007                       7%

                   -------------------------------------------------------------
                       July 1, 2007 -
                       June 30, 2008                       8%

                   -------------------------------------------------------------
                       July 1, 2008 -
                       Jun. 30, 2009                       9%

                   -------------------------------------------------------------
                      July 1, 2009 and
                         thereafter                      10.125%

                   -------------------------------------------------------------
provided that during the continuance of a Default or an Event of Default the principal hereof and interest accrued hereon (including overdue principal and (to the extent permitted by applicable law) interest on the Notes) shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived in accordance with the terms of the Indenture, bear interest at a rate per annum equal to two percent (2%) per annum above the rate of interest otherwise applicable thereto.

               The final maturity hereof shall be December 31, 2019. All payments of principal of and interest on this Note shall be made at the office of the Luxembourg Agent in Luxembourg.

               The provisions of this Note are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Authentication Certificate hereon shall have been signed by or on behalf of the Trustee.

               IN WITNESS WHEREOF, Funding Corp. has caused this Note to be signed in its name by its Authorized Officer.

               Dated as of [_______________]

                                    TERMOEMCALI FUNDING CORP.


                                    By:
                                         ---------------------------------------
                                         Title: Authorized Officer

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

               This note is one of the Notes referred to in the within-mentioned Indenture.

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                              as Trustee

                                           By:__________________________________
                                              Authorized Officer

                       Reverse of Regulation S Global Note

                            TERMOEMCALI FUNDING CORP.

                               SENIOR SECURED NOTE

                                    DUE 2019

               This note is one of an issue of securities of Funding Corp., and is known as its Senior Secured Notes Due 2019 (this note and the other notes issued under the Indenture referred to below being herein referred to, respectively, as "this Note" and the "Notes"), all issued and to be issued under and equally secured by a Trust Indenture, dated as of October ____, 2005, executed and delivered between Funding Corp. and Deutsche Bank Trust Company Americas, as Trustee (the "Indenture"), reference is made for a description of the rights of Holders of the Notes in respect thereof and the terms and conditions upon which the Notes are issued. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Indenture.

               THE NOTES ARE SUBJECT TO OPTIONAL AND MANDATORY REDEMPTION AND PREPAYMENT AS PROVIDED IN THE INDENTURE.

               As more fully described in the Indenture, Funding Corp. has the right, without any consent or other action by Holders of the Notes, to amend the Indenture in certain respects as more fully set forth in the Indenture. With the consent of Holders of not less than a majority in aggregate principal amount of the Notes of all series then outstanding, Funding Corp. may amend the Indenture in any other respect; provided, however, that no amendment shall, (1) extend the time, or reduce the amount, of any payment on any Note, (2) release or terminate the Liens securing this Indenture on all or substantially all Indenture Collateral or permit the creation of any Lien (except for Permitted Liens) prior to or pari passu with the Liens of the Indenture on the Indenture Accounts or release or terminate the Liens of the Indenture on the Indenture Accounts, without the consent of the Holders of all Notes then outstanding, (3) reduce the percentage of the principal amount of Notes the Holders of which are required to approve any such amendment. without the consent of the Holders of all Notes then outstanding, or (4) reduce the percentage of the principal amount of Notes the Holders of which are required to waive past defaults.

               The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the occurrence and during the continuance of an Event of Default as in the Indenture provided.

               Recourse  under this Note is limited in  accordance  with Section
14.1 of the Indenture and the provisions of such Section 14.1 are hereby incorporated by reference as if set forth in full herein.

               The Notes are issuable only as registered notes without coupons. This Note is transferable as prescribed in the Indenture by the registered owner hereof, in person or by attorney duly authorized, at an office or agency of the Luxembourg Agent in

Luxembourg, upon surrender and cancellation of this Note, and thereupon a new registered Note or Notes for a like principal amount in authorized denominations will be issued to the transferee in exchange therefor, as provided in the Indenture, and upon payment, if Funding Corp. shall require it, of the transfer charges therein prescribed. Funding Corp. and the Trustee shall deem and treat the person in whose name this Note is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered Notes shall be exchangeable at said offices or agencies of the Luxembourg Agent for registered Notes of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Notwithstanding any provision of the Indenture, (a) neither Funding Corp. nor the Trustee shall be required to make transfers or exchanges of Notes during the period between any interest payment date for such Notes and the Regular Record Date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of Notes other than for any tax or taxes or other government charges required to be paid by Funding Corp.

                                                                      Schedule 1
                                                                      ----------

                           MONTHLY INSTALLMENT AMOUNT
                      PAYABLE FOR AGGREGATE AMOUNT OF NOTES
                           ISSUED UNDER THE INDENTURE

                        (Commencing as of [_____], 2005)

              ----------------------------------------------------------

                      Year          Amount of Each Monthly Installment
               (Commencing January     For Aggregate Amount of Notes
                 1 of each Year)          Issued Under Indenture
              ----------------------------------------------------------
                      2005                     USD 1,099,912
              ----------------------------------------------------------
                      2006                     USD 1,118,207
              ----------------------------------------------------------
                      2007                     USD 1,179,325
              ----------------------------------------------------------
                      2008                     USD 1,470,901
              ----------------------------------------------------------
                      2009                     USD 1,490,514
              ----------------------------------------------------------
                      2010                     USD 1,510,387
              ----------------------------------------------------------
                      2011                     USD 1,530,525
              ----------------------------------------------------------
                      2012                     USD 1,550,932
              ----------------------------------------------------------
                      2013                     USD 1,571,612
              ----------------------------------------------------------
                      2014                     USD 1,592,566
              ----------------------------------------------------------
                      2015                     USD 1,613,800
              ----------------------------------------------------------
                      2016                     USD 1,635,318
              ----------------------------------------------------------
                      2017                     USD 1,657,122
              ----------------------------------------------------------
                      2018                     USD 1,679,217
              ----------------------------------------------------------
                      2019                     USD 1,701,607
              ----------------------------------------------------------

                                                                       Exhibit C
                                                                       ---------

                          FORM OF TRANSFER CERTIFICATE
                           REGULATION S GLOBAL NOTE TO
                             RESTRICTED GLOBAL NOTE
                    (Transfers pursuant to Section 2.1(b)(ii)
                                of the Indenture)

Deutsche Bank Trust Company Americas,
  as Trustee
60 Wall Street
New York, New York 10005

Attention:  Corporate Trust and Agency Group


               Re:    TermoEmcali Funding Corp.
                      Senior Secured Notes Due 2019 (the "Notes")
                      -------------------------------------------

               Reference is hereby made to the Indenture, dated as of October ____, 2005 (the "Indenture"), between TermoEmcali Funding Corp., as Issuer, and Deutsche Bank Trust Company Americas, as Trustee. Terms used but not defined herein and defined in Regulation S or in the Indenture shall have the meanings given to them in Regulation S or the Indenture, as the case may be.

               This certificate relates to U.S. $_______________, principal amount of Notes, which are represented by the following Global Note, and held through The Depository Trust Company or an Agent Member in the name of the Undersigned (as defined below), as or on behalf of the Owner (as defined below) (the "Specified Notes"):

                             CUSIP No. [___________]

                                CERTIFICATE No. I

               The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner".

               The Owner has requested that the Specified Notes be transferred to a person (the "Transferee") who will take delivery in the form of an interest in the Restricted Global Note. In connection with such transfer, the Owner hereby certifies that such transfer is being effected in accordance with Rule 144A under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

               (1) the Specified Notes are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

               (2) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer.

               This certificate and the statements contained herein are made for your benefit and the benefit of the Company, and the Purchasers under the Purchase Agreement.

Dated:
                                    --------------------------------------------
                                    (Print the name of the Undersigned,
                                    as such term is defined in the second
                                    paragraph of this certificate.)

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                        (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                    Schedule 4.5
                                                                    ------------

                              Permitted Investments
                              ---------------------



Goldman Sachs Offshore Liquid Reserve Fund # 51